UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AVITA MEDICAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholder,

You are cordially invited to attend the annual meeting of stockholders of AVITA Medical, Inc. on June 5, 2024, at 3:00 p.m. Pacific Daylight Time (being June 6, 2024, at 8:00 a.m. Australian Eastern Standard Time). The meeting will be held in a virtual meeting format via a live audio webcast at meetnow.global/MKRAKJK . You will not be able to attend the meeting in person.

We have adopted a virtual meeting format as we believe it provides expanded stockholder access and participation, improves communications, and lowers our costs while reducing the environmental impact of the meeting. During the virtual meeting, you will have the opportunity to ask questions of our management with respect to the matters to be voted on. AVITA Medical's accompanying proxy materials include instructions on how to participate in the meeting and the means by which you may vote your shares and submit questions. Please read the General Information and Voting Instructions section of the accompanying Proxy Statement. Additionally, we are promoting the use of the internet to provide proxy materials to stockholders as this is a cost-effective and environmentally responsible method for disseminating materials for our annual meeting.

Your vote is extremely important. The Company encourages all eligible holders of its shares of common stock and CHESS Depositary Interests to participate in the Annual Meeting virtually. Whether or not you plan to attend the virtual annual meeting, please vote your shares promptly so that your shares will be represented and voted at the annual meeting in accordance with your instructions.

Sincerely yours,

/s/ Lou Panaccio
Lou Panaccio
Chairman of the Board

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 5, 2024, AT 3:00 PM PACIFIC DAYLIGHT TIME (BEING

JUNE 6, 2024 AT 8:00 AM AUSTRALIAN EASTERN STANDARD TIME)

To the Stockholders of AVITA Medical, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of AVITA Medical, Inc. ("we", "us", or the "Company"), a Delaware corporation, will be held on June 5, 2024, at 3:00 p.m. Pacific Daylight Time (being June 6, 2024, at 8:00 a.m. Australian Eastern Standard Time). The Annual Meeting will be held in a virtual meeting format via a live audio webcast with an online voting platform at meetnow.global/MKRAKJK for the following purposes:

1.
Proposal 1: To elect seven directors to serve for one-year terms or until their respective successors have been duly elected and qualified;

2.
Proposal 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2024;

3.
Proposal 3: To approve the grant of restricted stock units to acquire the Company's shares of common stock ("Common Stock") equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Mr. Lou Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

4.
Proposal 4: To approve the grant of restricted stock units to acquire shares of Common Stock equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

5.
Proposal 5: To approve the grant of restricted stock units to acquire shares of Common Stock equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

6.
Proposal 6: To approve the grant of restricted stock units to acquire shares of Common Stock equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

7.
Proposal 7: To approve the grant of restricted stock units to acquire shares of Common Stock equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Mr. Robert McNamara on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

8.
Proposal 8: To approve the grant of restricted stock units to acquire shares of Common Stock equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Mr. Cary Vance on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

9.
Proposal 9: To approve the grant of options to acquire 350,000 shares of Common Stock to the Company’s Chief Executive Officer, Mr. James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

10.
Proposal 10: Advisory vote to approve the compensation of the Company’s named executive officers; and

11.
To transact such other business as may properly come before the meeting.

The Board of Directors has fixed 1:00 p.m. Pacific Daylight Time on April 11, 2024 (being 6:00 a.m. Australia Eastern Standard Time on April 12, 2024) as the record date ("Record Date") for the Annual Meeting. Holders of Common Stock and holders of the Company's CHESS Depositary Interests ("CDIs") as of the Record Date are entitled to receive notice of, and to submit a vote for, this Annual Meeting or any adjournment or adjournments thereof. Please read the General Information and Voting Instructions section in this Proxy Statement for further important information.

This Proxy Statement and the accompanying Proxy Form are available online at www.edocumentview.com/RCEL to stockholders on or about April 23, 2024.

Please note that all references to currency above and throughout the Proxy Statement are in U.S. dollars.

By Order of the Board of Directors,

/s/ Donna Shiroma
Donna Shiroma
General Counsel and Secretary

Valencia, CA

April 23, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice of Annual Meeting of Stockholders, the Proxy Statement, and the Annual Report on Form 10-K for the year ended December 31, 2023, are available at www.edocumentview.com/RCEL.

Whether or not you plan to attend the Annual Meeting, please submit your proxy or voting instructions as soon as possible in order to ensure representation of your shares. For specific instructions on how to vote your shares, please read the General Information and Voting Instructions section in this Proxy Statement.

AVITA MEDICAL, INC.

28159 Avenue Stanford, Suite 220

Valencia, CA 91355

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

to be held on June 5, 2024, at 3:00 p.m. Pacific Daylight Time

(being June 6, 2024, at 8:00 a.m. Australian Eastern Standard Time)

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the board of directors (the “Board of Directors” or “Board”) of the Company, for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on June 5, 2024, at 3:00 p.m. Pacific Daylight Time (being June 6, 2024, at 8:00 a.m. Australian Eastern Standard Time ("AEST")) by way of a virtual meeting conducted via live webcast at meetnow.global/MKRAKJK. This Proxy Statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. The Company will bear the cost of solicitation of proxies. In addition to solicitation by mail, the Company's directors, officers, and regular employees may solicit proxies in person, by telephone, or via other means of communication without additional compensation. Brokerage houses, banks and other custodians, nominees, and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

The Board of Directors has set 1:00 p.m. Pacific Daylight Time on April 11, 2024 (being 6:00 a.m. AEST on April 12, 2024) as the record date (the “Record Date”) to determine those holders of record of shares of common stock ("Common Stock") who are entitled to notice of, and to electronically vote at, the Annual Meeting and those holders of CHESS Depositary Interests (“CDIs”) (representing the underlying shares of Common Stock) who are entitled to notice of, and to virtually attend (but not vote at), the Annual Meeting. Each share of Common Stock (including the underlying shares of Common Stock represented by CDIs, with five CDIs representing one share of Common Stock) entitles its owner to one vote. On the Record Date, there were 25,799,735 shares of Common Stock outstanding (including the shares of Common Stock underlying CDIs).

On or about April 23, 2024, we will begin disseminating notices of proxy material availability to our stockholders as of the Record Date, directing stockholders to a website where they can access our proxy materials, including this proxy statement and our 2023 Annual Report, and view instructions on how to vote online.

IMPORTANT: To ensure that your shares of Common Stock are represented at the Annual Meeting, please vote your shares of Common Stock (or, for CDI holders, direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote your CDIs) via marking, signing, dating, and returning the enclosed Proxy Card or CDI Voting Instruction Form (as applicable) to the address specified. Holders of Common Stock, as of the Record Date, may vote during the virtual Annual Meeting via the online platform at meetnow.global/MKRAKJK, even if you have previously voted your shares of Common Stock. CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form and are not eligible to electronically vote during the virtual Annual Meeting.

GENERAL INFORMATION AND VOTING INSTRUCTIONS

How will I receive these proxy materials?

We are furnishing proxy materials to our stockholders via the internet instead of mailing printed copies, unless otherwise requested by the stockholder. This process allows us to expedite communication to our stockholders, reduces the environmental footprint of our Annual Meeting as well as the costs associated with printing and mailing these materials to all stockholders.

Accordingly, on or about April 23, 2024, we will begin mailing notices of proxy material availability to our stockholders of record at the close of business on the Record Date. All record and beneficial stockholders will have the ability to access the proxy materials on the website referred to in the notices free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the notices.

Brokers, banks and other nominees will be sending a similar notification to all beneficial owners of stock who hold their shares through such broker, bank or nominee.

What is being considered at the meeting?

You will be voting on the following:

•
Proposal No. 1: To elect seven directors to serve for one-year terms or until their respective successors have been duly elected and qualified;

•
Proposal No. 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2024;

•
Proposal No. 3: To approve the grant of restricted stock units to acquire shares of Common Stock equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Mr. Lou Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal No. 4: To approve the grant of restricted stock units to acquire shares of Common Stock equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal No. 5: To approve the grant of restricted stock units to acquire shares of Common Stock equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal No. 6: To approve the grant of restricted stock units to acquire shares of Common Stock equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal No. 7: To approve the grant of restricted stock units to acquire shares of Common Stock equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Mr. Robert McNamara on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal No. 8: To approve the grant of restricted stock units to acquire shares of Common Stock equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock equal in value to $37,500 (at the time of the grant) to Mr. Cary Vance on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal No. 9: To approve the grant of options to acquire 350,000 shares of Common Stock to the Company’s Chief Executive Officer, Mr. James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; and

•
Proposal No. 10: Advisory vote to approve the compensation of the Company’s named executive officers.

Who is entitled to vote?

You may vote if you owned Common Stock or CDIs on the Record Date of April 11, 2024 at 1:00 p.m. Pacific Daylight Time (being 6:00 a.m. AEST on April 12, 2024). Each share of Common Stock is entitled to one vote. Each CDI holder is entitled to direct CDN to vote one vote for every five CDIs held by such holder on the Record Date.

What does it mean to be a stockholder of record?

If, on the Record Date, your shares of Common Stock were registered directly in your name with the Company’s transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you are entitled to vote on all matters to be voted on at the Annual Meeting. Whether or not you plan to attend the Annual Meeting online, the Company urges you to vote to ensure your vote is counted.

What does it mean to beneficially own shares in “street name?”

If, on the Record Date, your shares of Common Stock were held in an account at a broker, bank, or other financial institution (collectively referred to as a “broker”), then you are the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. The information you receive from the broker will include instructions on how to vote your shares. In addition, you may request paper copies of the Proxy Statement and voting instructions by following the instructions on the notice provided by your broker.

Your broker is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting (other than ratifying the Company’s appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm) unless your broker votes specifically in accordance with the instructions provided by you to your broker. The Company encourages you to communicate your voting decisions to your broker before the deadlines described elsewhere in this Proxy Statement to ensure that your vote will be counted. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through CDN and traded on the Australian Securities Exchange (the “ASX”). If you own the Company’s CDIs, then you are the beneficial owner of one share of Common Stock for every five CDIs that you own. CDN or its custodian is considered the shareholder of record for the purposes of voting at the Company’s Annual Meeting. As the beneficial owner, you have the right to direct CDN or its custodian as to how to vote the shares in your account. As a beneficial owner, you are invited to attend the Annual Meeting. However, because you are not a stockholder of record, if you personally want to vote the shares of Common Stock underlying your CDIs at the Annual Meeting, you must inform CDN via your CDI Voting Instruction Form that you wish to nominate yourself (or another person, including the Chair of the Annual Meeting) to be appointed as CDN’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Under the rules governing CDIs, CDN is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct CDN how to vote. The Company encourages you to communicate your voting decisions to CDN in advance of the Annual Meeting to ensure that your vote will be counted by completing the enclosed CDI Voting Instruction Form and returning it to the address specified on that form.

How many shares must be present or represented to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting virtually and vote via the online platform at meetnow.global/MKRAKJK or if you properly return a Proxy (in the case of holders of Common Stock) or CDI Voting Instruction Form (in the case of holders of CDIs). To conduct the meeting, a majority in voting power of the outstanding shares of stock entitled to vote must be present at the meeting in person or by proxy. This is referred to as quorum. On the Record Date, there were 25,799,735 outstanding shares of Common Stock (including Common Stock underlying CDIs) entitled to vote.

How do I vote if I hold shares of Common Stock?

Registered holders of Common Stock can vote in three ways:

•
by means of the internet by visiting www.investorvote.com/RCEL and following the instructions on the notice or Proxy Card;
•
by attending the meeting virtually via live webcast and voting using the online voting platform at meetnow.global/MKRAKJK using your unique 16-digit Control Number, which can be found on your notice or Proxy Card, to log in to the website; or
•
by completing, signing, and returning the enclosed Proxy Card in accordance with the instructions on such card.

If you hold shares of Common Stock in street name, you will need to follow the instructions provided by the broker, bank or other nominee that holds your shares.

How do I vote if I hold CDIs?

Each CDI holder as of the Record Date is entitled to direct CDN to vote one vote for every five CDIs held by such holder. Those persons holding CDIs as of the Record Date are entitled to receive notice of, and to attend the Annual Meeting virtually, and any adjournment or postponement thereof. Holders of CDIs as of the Record Date may direct CDN to vote their underlying shares of Common Stock at the Annual Meeting in two ways:

•
by returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders; or
•
by completing the CDI Voting Instruction Form online at https://www.investorvote.com.au.

Votes must be received by Computershare Australia by no later than 9:00 a.m. AEST on May 30, 2024, (being 4:00 p.m. Pacific Daylight Time on May 29, 2024) in accordance with the instructions on such form, in order for CDN to vote on CDI holders’ behalf in accordance with their written directions.

Alternatively, CDI holders can inform CDN via the CDI Voting Instruction Form that they wish to nominate themselves or another person (including the Chair of the Annual Meeting) to be appointed as CDN’s proxy for the purposes of virtually attending and voting at the Annual Meeting. Holders of CDIs must comply with the instructions above if they wish to have their votes cast at the Annual Meeting.

In order to receive electronic communications from the Company in the future, please update your Shareholder details online at www.investorvote.com.au and log in with the control number: XXXXX, your unique shareholder identification number, and postcode (or country for overseas residents). Once logged in, you can also lodge your CDI Voting Instruction Form electronically.

Can I change my mind after I submit my Proxy or CDI Voting Instruction Form?

Yes, if you hold shares of Common Stock, you may change your mind at any time before a vote is taken at the meeting. You can do this by (1) signing another Proxy with a later date and submitting it in the same manner as the prior Proxy was submitted; (2) if you hold your shares in your name, voting again at the meeting via the online voting platform; or (3) if you hold your shares in street name, arranging with your broker to vote your shares at the Annual Meeting.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by Computershare Australia by no later than 9:00 a.m. AEST on May 30, 2024, (being 4:00 p.m. Pacific Daylight Time on May 29, 2024).

Will my Common Stock or CDIs be voted if I do not provide my Proxy or CDI Voting Instruction Form?

If you hold your shares of Common Stock directly in your own name, they will not be voted if you do not provide a Proxy unless you personally vote at the meeting via the online voting platform. Your shares of Common Stock may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote a customer’s unvoted shares on certain routine matters. At the Annual Meeting, the proposal to ratify the appointment of the Company’s independent public accountants is such a routine matter. When a brokerage firm votes its customer’s unvoted shares, these shares are counted for the purposes of establishing quorum.

If you hold CDIs, they will not be voted if you do not provide a completed CDI Voting Instruction Form to Computershare Australia by the relevant cut-off date, being 9:00 a.m. AEST on May 30, 2024 (being 4:00 p.m. Pacific Daylight Time on May 29, 2024).

What if I return my Proxy Card or CDI Voting Instruction Form but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominated directors, FOR the ratification of the appointment of the Company’s independent public accountants, FOR the approval of the grant of restricted stock units and options to each non-executive director, and FOR the approval of the grant of options to the Company’s President and Chief Executive Officer, but they will not be voted with respect to the advisory vote regarding compensation paid to the Company’s named executive officers. If no specific instructions are given, it is intended that signed and returned proxies will be voted in the discretion of the proxy holders on any other business proposal which may properly come before the Annual Meeting (the Board of Directors does not presently know of any other such business) or any adjournments or postponements thereof.

If you are a beneficial owner of shares of Common Stock held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters (which at the Annual Meeting consists of the proposal regarding ratification of the appointment of the Company’s independent public accountants) but cannot vote on non-routine matters.

If a CDI holder does not include voting instructions in the CDI Voting Instruction Form in respect of a proposal no vote will be cast on that proposal for that CDI holder.

What does it mean if I receive more than one Proxy Card or CDI Voting Instruction Form?

If you receive more than one printed set of proxy materials, it means that you hold Common Stock or CDIs registered in more than one account. To ensure that all of your Common Stock or CDIs are voted, please submit proxies or CDI Voting Instruction Forms for all of your shares of Common Stock or CDIs (as applicable).

If possible, the Company recommends that you contact your broker and/or the Company’s transfer agent to consolidate as many accounts as possible under the same name and address. The Company’s transfer agent in the United States is Computershare Limited. Computershare Limited’s telephone number is 800-736-3001. The Company’s transfer agent in Australia is Computershare Australia. Computershare Australia’s telephone number is +61 39415 4000 (for overseas callers) or 1300 850 505 (for calls within Australia).

What vote is required to approve each item?

Directors are elected by a plurality of votes cast and the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote thereon is required for (i) the ratification of the appointment of the Company’s independent public accountants; (ii) the approval of the grant of restricted stock units and options to each non-executive director; (iii) the approval of the grant options to the Company’s President and CEO; and (iv) the approval of the compensation paid to the Company’s named executive officers on a non-binding, advisory basis.

Which ballot measures are considered “routine” or “non-routine”?

The election of directors (“Proposal No. 1”), the grants of restricted stock units and option awards to our directors (“Proposals Nos. 3 – 8”), the grant of options to our CEO (“Proposal No. 9”), and the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers (“Proposal No. 10”) are considered to be non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1, Proposals Nos. 3-8, Proposal 9 or Proposal 10.

The ratification of the appointment of Grant Thornton as our independent registered public accounting firm for 2024 (“Proposal No. 2”) is considered to be a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, so we do not expect there will be any broker non-votes with respect to Proposal No. 2.

How are abstentions treated?

Abstentions will be counted as votes present and entitled to vote on the proposals considered at the Annual Meeting and, therefore, will have the effect of votes against Proposal No. 2, Proposals Nos. 3-8, Proposal No. 9 and Proposal No. 10. Abstentions will have no effect on Proposal No. 1 regarding the election of directors. With respect to Proposal No. 1, you may vote for all the director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, the Company will disclose to ASX the voting results of the Annual Meeting immediately after the meeting. The Company will also report the results on a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

Who pays for solicitation of proxies?

The Company is paying the cost of soliciting proxies and may request a proxy solicitor, brokerage firms and other custodians, nominees, and fiduciaries to secure the voting instructions of holders of Common Stock and CDIs, in which case the Company will reimburse such persons for their reasonable out-of-pocket expenses for sending proxy materials to holders and obtaining their votes. In addition to soliciting the proxies by mail, certain of the Company’s directors, officers and regular employees, without compensation, may solicit proxies in person, by telephone, or other means of communication. In connection with the foregoing, the Company has retained Okapi Partners LLC to solicit proxies on its behalf for the Annual Meeting. The Company has agreed to pay to Okapi Partners, LLC a fee of approximately $25,000. In Australia, the Company has engaged Georgeson Shareholder Communications Australia Pty Ltd. to solicit proxies from holders of CDIs. The Company has agreed to pay Georgeson Shareholder Communications Australia Pty Ltd. a fee of approximately $48,000.

Proposal No. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors has one class of directors, with each director elected annually in accordance with the Company’s Bylaws for a term of one year or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. Unless specified to be voted otherwise, the persons named in the accompanying Proxy will vote for the election of the following persons as directors, all of whom are presently members of the Board of Directors, to hold office for the terms set forth below or until their respective successors have been elected and qualified. Each of the nominees has consented to serve as a director if elected.

The Board of Directors recommends that you vote for the nominees identified below.

Name		Age	Position with the Company and Principal Occupation	Director Since	Board Term Expires
Lou Panaccio	(1)	66	Chairman of the Board of Directors	July 2014	June 2024
Professor Suzanne Crowe	(1)	73	Non-Executive Director	January 2016	June 2024
Jeremy Curnock Cook	(1)	74	Non-Executive Director	October 2012	June 2024
Jan Stern Reed		64	Non-Executive Director	July 2021	June 2024
Robert McNamara		67	Non-Executive Director	June 2023	June 2024
Cary Vance		58	Non-Executive Director	June 2023	June 2024
James Corbett		65	Executive Director and Chief Executive Officer	July 2021	June 2024

(1)
Each of Mr. Panaccio, Mr. Cook and Ms. Crowe served on the Board of Directors prior to June 30, 2020, as a member of the board of AVITA Medical Pty Limited, the Company’s predecessor company.

Business Experience

Lou Panaccio has served as Non-Executive Chairman of the Board of Directors since July 2014. Mr. Panaccio is a successful healthcare businessman with extensive experience leading companies from concept to commercialization. Mr. Panaccio possesses more than 35 years of executive leadership experience in healthcare services and life sciences, including more than 25 years of board-level experience. Mr. Panaccio is currently a Non-Executive Director of ASX50 company and one of the world’s largest medical diagnostics companies, Sonic Healthcare Limited, where he has served since 2005. In addition, Mr. Panaccio is a Non-Executive Director of Unison Housing Limited, was a Non-Executive Chairman of Genera Biosystems Limited until June 2019, is a Non-Executive Chairman of Adherium Limited and a Non-Executive Director of Rhythm Biosciences Limited, both of which are publicly listed (ASX) development-stage medical diagnostics/devices companies. We believe Mr. Panaccio is qualified to serve on our Board of Directors based on his extensive experience in the healthcare services and life sciences sectors and his experience in serving on boards.

James Corbett was appointed as President and CEO of the Company effective as of September 28, 2022. Mr. Corbett served as a Non-Executive Director from July 2021 to September 28, 2022. He has approximately 40 years of leadership experience in the medical device field, most recently, as CEO of CathWorks Ltd., a software-based medical technology company. Mr. Corbett has extensive global commercial and operating experience, serving as an expatriate General Manager of Baxter Japan and later as General Manager and President of Scimed Life Systems Inc. and Boston Scientific International respectively. During his career he has served as CEO of three publicly listed companies; Microtherapeutics Inc (MTIX), ev3 Inc (evvv) and, Alphatec Spine (ATEC). Mr. Corbett has also led two privately funded companies as CEO: Home Diagnostics Inc. and Vertos Medical. Mr. Corbett has extensive capital market and governance experience from both public and private environments. Mr. Corbett holds a Bachelor of Science in Business Administration from the University of Kansas. Mr. Corbett is a board member of two privately held medical device companies. We believe Mr. Corbett is qualified to serve on our board of directors based on his global commercial and operating expertise in supporting companies with their medical and scientific strategies.

Jeremy Curnock Cook has served as a Non-Executive Director since October 2012. He is a veteran in the life sciences/healthcare industry and has been actively supporting the commercialization of healthcare innovations and helping entrepreneurs build their international businesses over the past 45 years. Founder and Managing Director of BioScience Managers, Mr. Curnock Cook brings his decades of international experience to our Board of Directors. Over his career, Mr. Curnock Cook has successfully managed in excess of $1 billion in equity investments. He launched the first dedicated biotechnology fund for the Australian market and is a former head of the life science private equity team at Rothschild Asset Management, an early pioneer and significant investor in the sector. In his early career he founded the International Biochemicals Group which he successfully sold to Royal Dutch Shell. Mr. Curnock Cook co-created a European-focused seed fund with Johnson & Johnson and built the International Biotechnology Trust. Mr.

Curnock Cook has served on more than 40 boards of directors in the life science sector in the UK, Europe, USA, Canada, Japan and Australia. In addition to serving on our Board of Directors, Mr. Curnock Cook currently serves on the following boards: International BioScience Managers Ltd appointed March 2000, Bioscience Managers Pty Ltd appointed January 2003, REX Bionics Pty Ltd appointed February 2012, Sea Dragon appointed October 2012, Adherium Ltd appointed April 2015, Bioscience Managers UK Ltd appointed August 2017, Marine Department Ltd, appointed January 2019, JLCC Ltd appointed December 2019, CriL appointed November 2020 and Humanetix Ltd appointed September 2021. We believe Mr. Curnock Cook is qualified to serve on our Board of Directors based on his extensive experience in the life sciences sector.

Professor Suzanne Crowe AO has served as a Non-Executive Director since January 2016. Australian-based, she is a physician-scientist and ASX/Nasdaq-listed company director with expertise in supporting companies with their medical and scientific strategies. A Fellow of the Australian Institute of Company Directors, and Emeritus Professor, Monash University Melbourne, she is currently a Non-Executive Director of Sonic Healthcare Ltd, a large global medical diagnostics company. Past board positions include St Vincent’s Health Australia Ltd (2012-2021), Australia’s largest not-for-profit health and aged care provider. After 35 years at both, she has recently retired from the Burnet Institute, having served as Associate Director Clinical Research, and The Alfred Hospital Melbourne, where she held the appointment of Senior Specialist Physician in Infectious Diseases. She was appointed as Officer of the Order of Australia in June 2020 in recognition of her distinguished services to health, clinical governance, biomedical research, and education. We believe Professor Crowe is qualified to serve on our Board of Directors based on her technical experience and extensive expertise in supporting companies with their medical and scientific strategies.

Jan Stern Reed has served as a Non-Executive Director since July 2021. She has more than 35 years of legal, management and business leadership experience primarily within the healthcare industry, and brings significant expertise in corporate governance, compliance, and risk management. Ms. Reed served as Senior Vice President, General Counsel and Corporate Secretary at Walgreens Boots Alliance, Inc., a global pharmacy-led, health and wellbeing company. Prior to Walgreens, Ms. Reed was Executive Vice President, Human Resources, General Counsel and Corporate Secretary of Solo Cup Company, where she was responsible for the legal, human resources, internal audit, corporate communications, and compliance functions. Prior to Solo Cup Company, she was Associate General Counsel, Corporate Secretary and Chief Corporate Governance Officer at Baxter International, Inc. Ms. Reed holds a Bachelor of Arts degree from the University of Michigan and a Juris Doctor from the Northwestern University Pritzker School of Law. Ms. Reed currently serves as a board member of Stepan Co. (NYSE: SCL), a major manufacturer of specialty and intermediate chemicals used in a broad range of industries, and AngioDynamics, Inc. (NASDAQ: ANGO), an industry-leading and transformative medical technology company focused on restoring healthy blood flow in the body’s vascular system, expanding cancer treatment options, and improving quality of life for patients. We believe Ms. Reed is qualified to serve on our Board of Directors based on her extensive experience in legal, human resources, corporate governance, general management and business leadership, primarily within the healthcare industry.

Robert McNamara has served as a Non-Executive Director effective April 1, 2023. He is an accomplished senior executive with over 25 years of leadership experience in public and privately held companies in the medical device and technology industries. His extensive experience in operations and financial management spans across early stage, high growth, and mature companies. He is currently a member of the Board of Directors and Chair of the Audit Committee for Axonics,Inc. and is a member of the Board of Directors and Chair of the Compensation Committee for Xtant Medical Holdings. Prior to these appointments, Mr. McNamara served as Executive Vice President, Chief Financial Officer of LDR Holding/Spine. Prior to this role, he served as the Chief Financial Officer of three publicly traded medical device companies including Accuray, Somnus Medical Technologies, and Target Therapeutics. Mr. McNamara holds a Bachelor of Science in Accounting from the University of San Francisco and an MBA from The Wharton School, University of Pennsylvania. We believe Mr. McNamara is qualified to serve on our Board of Directors because of his experience with financial management and other requirements of U.S. public and private companies, and considerable expertise in the medical device and technology industries.

Cary Vance has served as a Non-Executive Director effective April 1, 2023. He has over 25 years of extensive leadership experience with commercial and operational expertise in the healthcare industry. He is currently the President and Chief Executive Officer of Titan Medical, a position he has held since July 2022. Prior to this appointment, he served as an independent director for Titan Medical’s Board of Directors. Previously, Mr. Vance served as President and CEO of Xcath, a privately held neurovascular robotics company, having also served in similar roles at OptiScan Biomedical and Myoscience. Prior to these roles, he served as President and CEO of Hansen Medical, a publicly held robotics company from 2014 to 2016. Additional executive leadership experience includes roles include at Teleflex, Covidien, and GE Healthcare. Mr. Vance is Lean/Six Sigma Black Belt Certified, and holds both a Bachelor of Arts degree in Economics and an MBA from Marquette University. We believe Mr. Vance is qualified to serve on our Board of Directors based on his leadership experience and extensive expertise in commercial and operations in the healthcare industry.

Current Committee Table (as of February 22, 2024)

The current committees of the Board and their respective members are as follows:

Director	Independent	Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee
Lou Panaccio	X	Member	Member
Jeremy Curnock Cook	X	Member		Member
Professor Suzanne Crowe	X	Member		Member
Jan Stern Reed	X	Member	Member	Chair
Robert McNamara	X		Chair	Member
Cary Vance	X	Chair	Member

Each of these committees operates under a written charter and reports regularly to the Board of Directors. A copy of each of these committee charters is available in the “Investors” section of the Company’s website under the heading “Corporate Governance” at ir.avitamedical.com, and copies may also be obtained by request through the “Contact” heading at the same website address. Our Internet website and the information contained therein or connected thereto are not intended to be incorporated into this Proxy Statement.

Audit Committee

Nasdaq Marketplace Rules require us to establish an audit committee comprised of at least three members, each of whom is financially literate and satisfies the respective independence requirements of the SEC and Nasdaq and one of whom has accounting or related financial management expertise at senior levels within a company. In addition, the ASX Listing Rules and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations require us to have an Audit Committee comprised of at least three members, all of whom are non-executive Directors and a majority of whom are independent Directors, and which is chaired by an independent Director who is not the chair of the Board.

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee assists our Board of Directors in overseeing the accounting and financial reporting processes of our company and audits of our financial statements, including the integrity of our financial statements, compliance with legal and regulatory requirements, our registered public accounting firm’s qualifications and independence, and such other duties as may be directed by our Board of Directors. The Audit Committee is also required to assess risk management in conjunction with the Board of Directors.

Our Audit Committee currently consists of four Board members, each of whom satisfies the independence requirements of the SEC, Nasdaq Marketplace Rules, the ASX Listing Rules and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. Our Audit Committee is currently composed of Robert McNamara, Lou Panaccio, Jan Stern Reed and Cary Vance. Each qualifies as an independent director within the meaning of Nasdaq Marketplace Rules and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. Mr. Curnock-Cook was interim Chairman of the Audit Committee from September 2022 through April 2023. Mr. Robert McNamara is the current Audit Committee Chair and was appointed to that role as of May 2023, following his appointment to the Board of Directors. Our Board of Directors has determined that Robert McNamara is an audit committee financial expert, as defined in item 407(d)(5)(ii) of Regulations S-K. The Audit Committee meets at least four times per year.

The Audit Committee held a total of five meetings during the annual period ended December 31, 2023. All members of the Audit Committee attended at least 75% of the meetings held during the time in which they were a member of the Audit Committee. In addition, James Corbett was not a member of the Audit Committee, but was in attendance at all Audit Committee meetings in 2023 as CEO.

Compensation Committee

Our Board of Directors has established a Compensation Committee, which is comprised of independent Directors, within the meaning of Nasdaq Marketplace Rules and also the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. The Compensation Committee must be comprised solely of non-executive directors in accordance with the ASX Listing Rules and must also be chaired by an independent Director in accordance with the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. The Compensation Committee is responsible for reviewing the salary, incentives, and other benefits of our directors, senior executive officers and employees, and for making recommendations on such matters for approval by our Board of Directors. The Compensation Committee is also responsible for overseeing and advising our Board of Directors with regard to the adoption of policies that govern our compensation programs. Professor Suzanne Crowe, Jeremy Curnock Cook, Jan Stern Reed, Cary Vance and Lou Panaccio are the current members of the Compensation Committee, and each qualifies as an independent Director within the meaning of Nasdaq Marketplace Rules and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. Cary Vance is the Chair of the Compensation Committee.

The Compensation Committee held a total of five meetings during the annual period ended December 31, 2023. All members of the Compensation Committee attended at least 75% of the meetings held during the time in which they were a member of the Compensation Committee. James Corbett was not a member of the Compensation Committee, but was in attendance at all Compensation Committee meetings in 2023 as CEO.

Ms. Jan Stern Reed stepped down from the role as Compensation Committee Chair and was appointed by the Board of Directors to serve as a Compensation Committee member, with effect from May 10, 2023. Mr. Vance was appointed by the Board of Directors to serve as a member of the Compensation Committee, with effect from May 10, 2023. Mr. Vance was then appointed to Compensation Committee Chair beginning with the August 9, 2023 meeting.

Nominating & Corporate Governance Committee

Our Board of Directors has established a Nominating and Corporate Governance Committee. Under the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations, our Nominating and Corporate Governance Committee should have at least three members, a majority of whom are independent, and should also be chaired by an independent director. Professor Suzanne Crowe, Robert McNamara, Jan Stern Reed and Jeremy Curnock Cook are the current members of the Nominating and Corporate Governance Committee and each qualifies as an independent director within the meaning of Nasdaq Marketplace Rules and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. Jan Stern Reed is the Chair of the Nominating and Corporate Governance Committee. Lou Panaccio stepped down as a member of the Nominating and Corporate Governance Committee, with effect from May 10, 2023. Robert McNamara was appointed by the Board of Directors to serve as a member of the Nominating and Corporate Governance Committee, with effect from May 10, 2023.

The Nominating and Corporate Governance Committee held a total of four meetings during the annual period ended December 31, 2023. All members of the Nominating & Corporate Governance Committee attended at least 75% of the meetings held during the time in which they were a member of the Nominating & Corporate Governance Committee. James Corbett was not a member of the Nominating and Corporate Governance Committee, but was in attendance at all Nominating and Corporate Governance Committee meetings in 2023 as CEO.

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of our Board of Directors, recommending nominees for election at the stockholders meetings or to fill vacancies that arise in our Board of Directors, and recommending qualified and experienced directors to serve on the committees of our Board of Directors. In addition, the Nominating and Corporate Governance Committee is responsible for ensuring that the Board and each of its committees conducts an annual self-evaluation.

Additionally, the Nominating and Corporate Governance Committee oversees, reviews, and receives updates on the Company’s significant legal and regulatory compliance matters, provided that matters with financial implications will be referred to and reviewed by the Audit Committee. Matters within the Committee’s oversight responsibilities may include, without limitation, compliance with laws, fair dealing, employee health and safety, data privacy, employment, anti-bribery, work environment, interactions with health care professionals, and product quality compliance.

The Nominating and Corporate Governance Committee also oversees, reviews, and receives updates regarding the Company’s ethics and compliance issue reporting mechanisms and significant investigations. This includes reviewing reports on (i) the process for how ethics and compliance issues are identified and reported to the compliance department; (ii) all significant investigations directed by the compliance department pursuant to the Company’s compliance hotline and other reporting mechanisms maintained by the Company; and (iii) reinforcing the need for independence, objectivity, professionalism and confidentiality as guiding principles in the investigative process.

Process for Nominating Potential Director Candidates

The Nominating and Corporate Governance Committee is responsible for identifying and evaluating potential director candidates and recommending qualified candidates for election by the stockholders consistent with criteria approved by the Board. Nominees for director are selected by the Nominating and Corporate Governance Committee on the basis of their (i) economic, academic, financial, and other expertise, skills, knowledge, and achievements useful to the oversight of the Company’s business; (ii) integrity, demonstrated sound business judgment, and high moral and ethical character; (iii) diversity of viewpoints, backgrounds, experiences, and other demographics; (iv) business or other relevant professional experience; (v) capacity and desire to represent the balanced, best interests of the Company and its stockholders as a whole and not primarily a special interest group or constituency; (vi) ability and willingness to devote time to the affairs and success of the Company and in fulfilling the responsibilities of a director; and (vii) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other Board members will build a Board that is effective, collegial, and responsive to the needs of the Company.

The Nominating and Corporate Governance Committee identifies candidates of diverse backgrounds and considers all candidates equally. The Nominating and Corporate Governance Committee reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, character, and potential contribution to the Board of Directors, taking into account the then existing composition of the Board of Directors and such other factors as the Nominating and Corporate Governance Committee deems appropriate. The Board should collectively possess skills, industry, and other knowledge and expertise, and business and other experience useful for the effective oversight of the Company’s business. The Nominating and Corporate Governance Committee believes that the business experience of its directors has been, and continues to be, critical to the Company’s development and plan of operation.

The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. Accordingly, although the Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, the Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria as it applies to recommendations from the Nominating and Corporate Governance Committee, directors and members of management. Any such nominations should be submitted to the Nominating and Corporate Governance Committee in line with the instructions provided later in this Proxy Statement under the caption Requirements for Stockholder Proposals to be Brought Before the 2025 Annual Meeting of Stockholders and in compliance with other specific procedural requirements set forth in the Bylaws.

Board Diversity Matrix (as of December 31, 2023)
	Number	Female	Male	Non-Binary	Did Not Disclose Gender
Board Size:
Total Number of Directors	7
Gender:
Directors	—	2	5	—	—
Number of Directors who identify in any of the categories below:	—	—	—	—	—
African American or Black	—	—	—	—	—
Alaskan Native or Native American	—	—	—	—	—
Asian	—	—	—	—	—
Hispanic or Latino	—	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—	—
White	—	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—	—
LGBTQ+	—	—	—	—	—
Did not Disclose Demographic Background	—	—	—	—	—

Board Diversity Matrix (as of December 31, 2022)
	Number	Female	Male	Non-Binary	Did Not Disclose Gender
Board Size:
Total Number of Directors	5
Gender:
Directors	—	2	3	—	—
Number of Directors who identify in any of the categories below:	—	—	—	—	—
African American or Black	—	—	—	—	—
Alaskan Native or Native American	—	—	—	—	—
Asian	—	—	—	—	—
Hispanic or Latino	—	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—	—
White	—	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—	—
LGBTQ+	—	—	—	—	—
Did not Disclose Demographic Background	—	—	—	—	—

Board Meetings

The Board of Directors held a total of seven meetings during the annual period ended December 31, 2023. Robert McNamara and Cary Vance were elected to the Board of Directors on April 1, 2023. All members of the Board of Directors attended at least 75% of the meetings held during the time in which they were a member of the Board of Directors.

Additionally, during the calendar year ending December 31, 2024, the Board of Directors is currently scheduled to meet five times.

Code of Business Conduct and Ethics

The Company has adopted a written code of business conduct and ethics that applies to all Company directors, officers and employees. A copy of the code is posted under the heading “Corporate Governance” on the Investor Relations section of the Company’s website, which is located at https://avitamedical.com/. If the Company makes any substantive amendments to, or grants any waivers from, the code of business conduct and ethics for any officer or director, the Company will disclose the nature of such amendment or waiver on its website or in a current report on Form 8-K.

Board Leadership Structure

The current non-executive Chairman of the Board of Directors is Lou Panaccio, who is an independent director under Nasdaq listing standards and for the purposes of the 4th Edition of the ASX Corporate Governance Council’s Corporate Governance Principles and Recommendations. The roles of Chairman of the Board and Chief Executive Officer are separate. The Board of Directors believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer allows the Company’s Chief Executive Officer to focus primarily on the Company’s business strategy, operations, and corporate vision. The Board of Directors consists of a majority of independent non-executive directors, and each of the committees of the Board of Directors is comprised solely of independent non-executive directors. The Company does not have a policy mandating an independent lead director. The independent directors meet at least annually in executive session without the presence of the non-independent director.

Risk Oversight

While management is responsible for assessing and managing risks to the Company on a day-to-day basis, the Company’s Board of Directors oversees management’s efforts to assess and manage risk. The Board (in conjunction particularly with the Audit Committee) monitors and receives advice on areas of operational and financial risk and considers strategies for appropriate risk management arrangements. Specific areas of risk which are regularly considered at Board meetings include foreign currency, performance of activities, human resources, acceptance by regulatory authorities of the Company’s products, markets, manufacturing, the environment, statutory compliance, and continuous disclosure obligations. Additional areas of focus for the Board of Directors include, but are not limited to:

•
managing the Company’s long-term growth;
•
strategic and operational planning, including significant acquisitions and the evaluation of the Company’s capital structure; and
•
legal and regulatory compliance.

More broadly, risks are considered in virtually every business decision and process and as part of the Company’s overall business strategy. While the Board of Directors has the ultimate oversight responsibility for the Company’s risk management policies and processes, the committees of the Board of Directors also have responsibility for risk oversight. As noted above, the Company’s Audit Committee assists the Board of Directors to meet its oversight responsibilities in respect of various areas of risk for the Company including risks associated with its financial statements and financial reporting, internal control structure, risk management procedures and the internal (as applicable) and external audit function as well as mergers and acquisitions, credit and liquidity, and, in conjunction with the Nominating and Corporate Governance Committee, business conduct compliance. The Compensation Committee considers the risks associated with the Company’s compensation policies and practices with respect to both executive compensation and employee compensation. The Nominating and Corporate Governance Committee oversees risks associated with the Company’s overall governance practices and the leadership structure of the Board of Directors.

The Company’s Board of Directors stays informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board of Directors. The Board of Directors’ role in risk oversight is consistent with the Company’s leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board of Directors and committees providing oversight in connection with those efforts.

Cybersecurity Risk Management and Strategy

The Company has implemented an Information Security Management System (“ISMS”). The Company’s ISMS is a continuous process designed to analyze the potential risks, vulnerabilities, the likeliness of occurrence and the related consequences of cybersecurity threats. The process is based on establishing the context, assessing the risks, and treating the risks. The key concept of the ISMS is to consistently maintain and improve confidentiality, integrity, and availability of information assets that should be protected by the organization on behalf of itself and its clients, and third parties. Once a risk, threat or vulnerability is identified, the Company establishes a risk treatment plan to take corrective action to prevent risks that can be avoided and minimize the ones that cannot. The Company engages an independent third-party cybersecurity services and consulting firm to continuously review our information security. The Company also conducts internal phishing campaigns and performs an independent penetration test on an annual basis. In addition, we conduct regular security awareness training and testing of our employees. The Company has not had any material cybersecurity incidents.

The Company’s ISMS is established in accordance with the requirements of International Organization for Standardization 27001 and 27002 (“ISO 27001” and “ISO 27002”). The ISO 27001, Information security management systems, provides a framework and guidelines for establishing, implementing and managing an ISMS and ISO 27002, Information security controls, provides a reference set of generic information security controls including implementation guidance.

Disclosure of Management’s Responsibility

The Company’s Chief Financial Officer ("CFO") is primarily responsible for overseeing the Cybersecurity Risk Management Program and leading the Company’s efforts to mitigate technology risks in partnership with various business leaders in the organization. For qualifications of the CFO refer to Item 10 of the 2023 Form 10-K, filed with the SEC on February 22, 2024 (and ASX on February 23, 2024). The Company has protocols, policies and tools in place to mitigate cybersecurity risk. They also provide the administrative, technical, and physical safeguards to ensure the security, confidentiality, integrity and availability of confidential information and personal information from unauthorized access, use, disclosure, alteration, destruction or theft. In addition, the Company engages an independent third party annually to assess our IT general controls and IT security. Special focus is given to maintaining and improving the Company’s alignment with ISO 27001. Additionally, the Company has a cybersecurity incident response plan in place that provides a documented framework for handling high and low severity security incidents and facilitates coordination across multiple parts of the business. The Company has engaged an external consultant to provide oversight and technical expertise to the Company’s ISMS process. Finally, cybersecurity is integrated into the Company’s training as all employees are required to take security awareness training.

Disclosure of the Board’s Responsibility

While management is primarily responsible for assessing and managing cybersecurity risks on a day-to-day basis, the Company’s Board of Directors oversees management’s efforts to assess and manage risk. The Board (in conjunction particularly with the Audit Committee) monitors the cybersecurity risk assessment and response process. The Audit Committee is briefed by the Chief Financial Officer on the Company’s cybersecurity ISMS program and the overall cybersecurity risk environment. The briefing may include discussions on topics such as: information security and technology risks, cybersecurity risk assessment processes and updates, information risk management strategies, and progress on cybersecurity and data protection training initiatives for employees, among others.

For more information on the Company’s Cybersecurity Risk Management and Strategy, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024 (and ASX on February 23, 2024).

Stockholder and Interested Party Communications with Directors

Stockholders may communicate with the Board of Directors, members of particular committees, or individual directors by sending a letter to such persons in care of the Company’s Chief Executive Officer at its principal executive offices. The Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Executive Officer will submit the correspondence to the Chairman of the Board or to the committee or specific director to whom the correspondence is directed. All such communications must be accompanied by a statement of the type and amount of the Company’s securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

Vote Required

Directors are elected by a plurality of votes cast at the Annual Meeting, which means that the seven director nominees receiving the highest number of “FOR” votes will be elected as directors of the Company. Abstentions and broker non-votes are not counted as votes cast with respect to each director and will have no direct effect on the outcome of the election of directors.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors, on the recommendation of the Audit Committee, has appointed Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Stockholders previously approved the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm at the 2023 annual meeting for the fiscal year ended December 31, 2023. This proposal seeks stockholder approval for the ratification of the appointment of Grant Thornton LLP to serve as the Company’s registered public accounting firm for the fiscal year ending December 31, 2024.

The Board of Directors recommends that you vote to ratify such appointment.

Representatives of Grant Thornton LLP are expected to be available at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees

The aggregate fees billed or accrued to us by Grant Thornton LLP for services rendered for the years-ended December 31, 2023 and 2022, are set forth in the table below:

	Year-Ended	Year-Ended
	December 31, 2023	December 31, 2022
Audit fees - Grant Thornton LLP (1)	$775,020	$605,900
Grant Thornton UK LLP (1)	47,301	46,832
Tax fees - Grant Thornton LLP (2)	137,812	87,281
Total fees	$960,133	$740,013

(1)
Audit fees consist of fees for the professional services by the principal accountant for the audit of the registrant’s annual financial statements and review of financial statements included in the registrant’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)
Tax fees include the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Pre-Approval Practice

The Audit Committee’s policy is for the Audit Committee to approve all audit and non-audit services prior to such services being performed by the independent registered public accounting firm. Before engaging an independent registered public accounting firm to render audit or non-audit services, the engagement is approved by the Company’s Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee pre-approved all audit services provided by independent registered public accountants during the years-ended December 31, 2023 and 2022.

Vote Required

Ratification of the appointment of Grant Thornton LLP requires a number of “FOR” votes that is a majority of the voting power of the shares of Common Stock of the Company that are present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal No. 2, with abstentions having the same effect as votes against this Proposal No. 2.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton LLP.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Company’s Board of Directors in its oversight of the Company’s financial reporting process. All four members of the Audit Committee qualify as independent directors under Nasdaq listing standards for public companies and the independence requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the Board has determined that one is qualified as an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K, promulgated under the Exchange Act. All four members of the Audit Committee are also considered to be independent for the purposes of the 4th Edition of the ASX Corporate Governance Council’s Corporate Governance Principles and Recommendations. The Audit Committee’s charter can be viewed online on the Company’s website.

In fulfilling its duties, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, with management and the independent auditor, Grant Thornton LLP. Management is responsible for the financial statements and the reporting process, including the systems for internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with accounting principles generally accepted in the United States, and for expressing an opinion on these financial statements based on the audit.

The Audit Committee met with the independent auditor with and without management present and discussed those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the U.S. Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with the independent auditor its independence.

Based on the above reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

Submitted by the Audit Committee:

Robert McNamara, Chair of the Audit Committee

Lou Panaccio

Jan Stern Reed

Cary Vance

Date: April 23, 2024

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Principal Stockholders and Management

The following table provides certain information regarding the ownership of the Company’s Common Stock (including CDIs), as of April 11, 2024, by each person or group of affiliated persons known to us to be the beneficial owner of more than 5% of the Company’s Common Stock (including Common Stock represented by CDIs); each of the Company’s named executive officers; each of its directors; and all of its executive officers and directors as a group. The table also sets out the names of all persons (of which the Company is aware) who have disclosed pursuant to the Corporations Act 2001 (Cth) that they are substantial shareholders of the Company and carry 5% or more of the voting rights attached to the issued securities of the Company.

Unless otherwise indicated in the table or the related notes, the address for each person named in the table is c/o AVITA Medical, Inc., 28159 Avenue Stanford, Suite 220, Valencia, CA 91355.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (2)
	More than 5% stockholders:
	BlackRock, Inc. 50 Hudson Yards New York, NY 10001	1,806,149	(3)	7.01%
	The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	1,392,780	(4)	5.40%
	Directors and named executive officers:
Common Stock	Lou Panaccio	53,769	(5)	*
Common Stock	Jeremy Curnock Cook	31,205	(6)	*
Common Stock	Professor Suzanne Crowe	37,817	(7)	*
Common Stock	Jan Stern Reed	42,773	(8)	*
Common Stock	Robert McNamara	13,761	(9)	*
Common Stock	Cary Vance	13,761	(9)	*
Common Stock	James Corbett	104,431	(10)	*
Common Stock	David O'Toole	18,734	(11)	*
Common Stock	Donna Shiroma	152,656	(12)	*
	All executive officers and directors as a group (9 persons)	468,907		1.82%

* Represents beneficial ownership of less than 1% of the outstanding Common Stock.

(1)
Except as otherwise indicated, we believe that the beneficial owners of the Common Stock (including Common Stock represented by CDIs) listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.
(2)
Percentage of ownership is based on 25,779,735 shares of our Common Stock issued and outstanding as of April 11, 2024, (including Common Stock represented by CDIs). Common Stock subject to options or restricted stock units (“RSUs”) that are exercisable or vest within 60 days of April 11, 2024, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or RSUs but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(3)
Represents shares beneficially owned by BlackRock, Inc, as of December 31, 2023, obtained from Schedule 13G filed by
BlackRock, Inc. with the SEC on January 26, 2024.
(4)
Represents shares beneficially owned by The Vanguard Group, Inc, as of December 31, 2023, as obtained from Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 13, 2024.
(5)
Reflects 16,939 shares of Common Stock and 100,320 CDIs, which represent 20,064 shares of Common Stock. These CDIs include 29,860 CDIs which represent 5,972 shares of Common Stock that are held by The Panaccio Superannuation Fund. In addition, the amount includes 10,591 stock options and 6,175 RSUs to acquire a total of 16,766 shares of our Common Stock within 60 days of April 11, 2024.
(6)
Reflects 14,439 shares of Common Stock and 10,591 stock options and 6,175 RSUs to acquire 16,766 shares of our Common Stock within 60 days of April 11, 2024.

(7)
Reflects 16,939 shares of Common Stock, 20,560 CDIs, which represent 4,112 shares of our Common Stock and 10,591 stock options and 6,175 RSUs to acquire 16,766 shares of our Common Stock within 60 days of April 11, 2024.
(8)
Reflects 22,723 shares of Common Stock and 13,875 stock options and 6,175 RSUs to acquire 20,050 shares of our Common Stock within 60 days of April 11, 2024.
(9)
Reflects 4,128 stock options and 9,633 RSUs to acquire 13,761 shares of our Common Stock within 60 days of April 11, 2024.
(10)
Reflects 8,689 shares of Common Stock and 95,742 stock options to acquire 95,742 shares of our Common Stock exercisable within 60 days of April 11, 2024.
(11)
Reflects 18,734 shares of Common Stock.
(12)
Reflects 14,510 shares of Common Stock and 138,146 stock options to acquire 138,146 shares of our Common Stock exercisable within 60 days of April 11, 2024.

Information about the Company’s Executive Officers

Name	Age	Position	Date First Elected or Appointed
James Corbett	65	Chief Executive Officer	September 2022
David O'Toole	65	Chief Financial Officer	June 2023
Donna Shiroma	61	General Counsel	June 2018

James Corbett is discussed above in the “Business Experience” section of Proposal No. 1.

David O'Toole is an accomplished financial executive with extensive experience in both public company operations and capital markets, Mr. O’Toole joined AVITA Medical in 2023 as its Chief Financial Officer. Mr. O’Toole most recently served as CFO of Opiant Pharmaceuticals, a biopharmaceutical company developing treatments for addiction and drug overdose, which was acquired by Indivior in March of 2023. Prior to that, he served as CFO of Soleno Therapeutics, a company focused on the development and commercialization of novel therapeutics for the treatment of rare diseases. Prior to Soleno, Mr. O’Toole held the role of CFO for three publicly traded life sciences companies where he built and led high-performance teams. Prior to his CFO experience, he spent over 24 years in public accounting, including 16 years with Deloitte & Touche. He holds a Bachelor of Science in accounting from the University of Arizona and is a Certified Public Accountant (non-active).

Donna Shiroma has served as General Counsel, Chief Compliance Officer, and Corporate Secretary since June 2018. Ms. Shiroma has more than 20 years of legal and compliance experience in the pharmaceutical and medical device industries and has played an instrumental role in transitioning companies from clinical to commercial entities. Prior to joining the Company, she served in roles of increasing responsibility as corporate counsel, vice president of legal, chief privacy officer, chief compliance officer, chief commercial officer and general counsel. Her prior professional experiences are with: Astex Pharmaceuticals from 2017 to 2018, Ascend Therapeutics from 2008 to 2017, PDL BioPharma from 2006 to 2008, and several Johnson & Johnson companies from 2001 to 2006. Ms. Shiroma holds a B.S. in Environmental Sciences from University of California, Berkeley, and a Juris Doctor degree from Santa Clara University School of Law. She is licensed in the State of California as an attorney.

COMPENSATION AND OTHER INFORMATION CONCERNING THE COMPANY’S

EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

Summary Compensation Table

The following table sets forth for the Company’s named executive officers, Mr. Corbett, Mr. O'Toole, and Mrs. Shiroma, the following information for the fiscal year ended December 31, 2023 and 2022.

Name and Position	Year	Salary		Bonus	Stock Awards (1)	Option Awards (2)	All Other Compensation (3)		Total
Named Executive Officers:		($)		($)	($)	($)	($)		($)
James Corbett	2023	625,000	(4)	491,188	-	912,500	39,987	(5)	2,068,675
Chief Executive Officer	2022	156,992		100,726	-	1,232,747	5,119	(5)	1,495,584
David O'Toole	2023	245,048	(6)	146,753		1,607,150	7,875	(7)	2,006,826
Chief Financial Officer	2022	-		-	-	-	-		-
Donna Shiroma	2023	431,526		209,829	-	547,500	47,249	(8)	1,236,104
General Counsel	2022	416,902		178,662	178,672	82,524	47,155	(9)	903,915

(1)
Amounts in this column represent awards of restricted stock units with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The fair value determined at the date of grant in accordance with U.S. GAAP based on the closing price of our Common Stock on the applicable grant date. The vesting of these stock awards is subject to continuation of employment over the relevant vesting period.
(2)
Amounts in this column represent awards of stock options with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Amounts in this column represent option awards issued to the individuals noted, based on the fair value determined at the date of grant in accordance with U.S. GAAP. The vesting of these option awards are subject to various performance or tenure related criteria.

(3)
Amounts in this column represent all other compensation for the covered fiscal year that the smaller reporting company could not properly report in any other column of the Summary Compensation Table. This may include the non-qualified deferred compensation employer match, 401(k) match, and fringe benefits such as car allowance, accommodations and medical benefits, along with related taxes on grossed up fringe benefits, as further detailed in the footnotes below.

(4)
Mr. Corbett was appointed as President and CEO of the Company effective as of September 28, 2022.

(5)
Relates to accommodation costs associated with the executive commuting from Mr. Corbett's home to our offices in Valencia, California (including an amount necessary to gross up these costs for income tax purposes under U.S. federal and California State laws), and 401(k) employer match contribution.

(6)
Mr. O’Toole was appointed as CFO of the Company effective as of June 15, 2023.

(7)
Represents 401(k) employer match contribution.

(8)
Comprised of (a) $28,045 in non-qualified deferred compensation employer match and (b) $19,204 in 401(k) employer match contribution.

(9)
Comprised of (a) $28,855 in non-qualified deferred compensation employer match and (b) $18,300 in 401(k) employer match contribution.

Employment Contracts

The following table outlines the specified terms of the relevant employment contracts for the named executive officers of the Company. For compensation information of named executives refer to the table above.

Role	Name	Contract Duration	Period of Notice (2) (3)	Termination payments provided for by contract (1)
Chief Executive Officer (CEO)	James Corbett	Three years with automatic one-year extensions on each anniversary.	Termination by the Company with or without Cause– No notice period. Termination by executive- with or without Good Reason - 90 days prior written notice.	18 months
Chief Financial Officer (CFO)	David O'Toole	Open ended contract	Termination by the Company or Executive with or without Cause– No notice period.	12 months
General Counsel (GC)	Donna Shiroma	Open ended contract	Termination by the Company or Executive with or without Cause– No notice period.	12 months

(1)
Termination payments only in the event of employment termination for involuntary termination without “Cause” or termination for “Good Reason.”

(2)
“Cause” - For the CEO, "Cause" shall mean the occurrence of any of the following events: (i) Executive's unauthorized misuse of the Company's trade secrets or proprietary information, (ii) Executive's conviction or plea of nolo contendere to a felony or a crime involving moral turpitude, (iii) Executive's committing an act of fraud against the Company, or (iv) Executive's gross negligence or willful misconduct in the performance of his duties that has had or is likely to have a material adverse effect on the Company. Except for a failure, breach or refusal which, by its nature, cannot reasonably be expected to be cured, Executive shall have ten (10) business days from the delivery date of the Company's written notice of termination within which to cure any acts constituting Cause. For the CFO, Cause is defined as (i) conviction of, or a plea of guilty or nolo contendere to, a felony or crime involving moral turpitude; (ii) participation in an act of fraud or theft against the Company; (iii) willful and material breach of any contractual, statutory, fiduciary, or common law duty owed to the Company including without limitation Section 4.1 of this Agreement; (iv) willful and repeated failure to satisfactorily perform job duties; or (v) any willful act that is likely to and which does in fact have the effect of injuring the reputation, business, or a business relationship of the Company. For the GC, Cause is defined as: conviction of, or a plea of guilty or nolo contendere to, a felony or crime involving moral turpitude; participation in an act of fraud or theft; willful and material breach of any contractual, statutory, fiduciary or common law duty owed to the Company; intentional and repeated failure of Executive to perform Executive's job duties after receiving notice of the stated deficiencies and Executive willfully falling to address the deficiencies and deliberately continuing to not perform stated job duties; or any willful, deliberate, premeditated act by Executive that materially and demonstrably injures the reputation, business or a business relationship of the Company.

(3)
“Good Reason” - For the CEO, Good Reason is defined as (i) a material reduction in Executive's Base Salary unless a proportionate reduction is made to the Base Salary of all members of the Company's senior management, (ii) a permanent relocation of Executive's principal place of employment by more than 50 miles from the location in effect immediately prior to such relocation, (iii) any material by the Company of any material provision of this Agreement, or (iv) a material diminution in the nature or scope of Executive's authority or responsibilities from those applicable to Executive as of the Effective Date (date of hire). For the CFO and GC, Good Reason is defined as (i) a material diminution in Executive’s authority, duties, or responsibilities in effect at the time of this Agreement; (ii) any reduction in the Executive’s then current base salary; (iii) relocation of Executive’s principal place of work by a distance of fifty (50) miles or more from the Executive’s then current principal place of work without the Executive’s consent; (iv) material breach by the Company of any provision of this Agreement; provided, however, that the conduct described in the foregoing subsections (i) through (iv) will only constitute Good Reason if such conduct is not cured within thirty (30) days after the Company’s receipt of written notice from the Executive specifying the particulars of the conduct the Executive believes constitutes Good Reason.”

Compensation Principles

The Compensation Committee has a formal Compensation Governance Framework which, at the core, consists of a Compensation Committee Charter (the “Charter”). The Charter outlines responsibilities and duties of the members, sets forth the frequency of meetings, establishes and reviews the overall compensation policies and practices of the Company and also sets forth the process to review and approve the executive compensation program for the Chief Executive Officer and other executive officers. The Charter also directs the Compensation Committee to make appropriate recommendations to the Board of Directors regarding the Company’s executive compensation program.

Compensation Committee

The Compensation Committee approves or makes recommendations to the Company’s Board of Directors on decisions concerning compensation of the executive management team and Board of Directors on a periodic basis to ensure that it is consistent with the Company’s short-term and long-term goals. The Compensation Committee assesses the appropriateness of the nature and amount of compensation of the Company’s executives by reference to relevant employment market conditions with the overall objective of ensuring maximum stakeholder benefit from the recruitment and retention of a high-quality board and executive team.

Additionally, the Compensation Committee is responsible for evaluating the performance of the Company’s key senior executives. The Company’s Chief Executive Officer and other members of management regularly discuss compensation issues with Compensation Committee members. The Compensation Committee reviews and recommends to the Board of Directors the overall bonus and equity incentive awards for employees of the Company. The Company’s Chief Executive Officer makes recommendations to the Compensation Committee for review, modification (if applicable) and approval in relation to bonuses and equity incentive awards for members of the executive management team.

Resignation, Retirement, or Termination for Cause, or Resignation without Good Reason Arrangements

The Company does not have any agreements or plans that would provide additional compensation in connection with a retirement.

Potential Payments upon Involuntary Termination, Resignation without Good Reason

The employment contract provides for the following severance payments upon termination by the Company without cause or by the employee for good reason (as defined in the particular employment agreement): (i) payment of the employee’s then-current base salary for a period of 18-months for the CEO and 12-months for the CFO or General Counsel, following termination (ii) a pro-rated target bonus for the period during which the employee was employed in the year of termination (iii) continued coverage under our group health and benefits plan consistent with the term of the base salary; and (iv) immediate acceleration of unvested stock options and restricted stock unit awards.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding equity awards held by the Company’s named executive officers, as of December 31, 2023.

	Option awards				Stock awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised unearned options	Option exercise price (1)	Option expiration date (1)	Number of unearned shares, units or other rights that have not vested	Market or payout value of unearned shares, units or other rights that have not vested (2)
James Corbett, Chief Executive Officer	5,834	1,641	$12.18	12/22/2031	2,891	$14,455
	56,574	169,722	$5.64	9/28/2032
	-	100,000	$14.17	6/6/2033
David O'Toole, Chief Financial Officer	-	150,000	$17.00	6/15/2033
Donna Shiroma, General Counsel	17,000	-	$4.38	6/25/2028	29,216	$146,080
	26,100	-	$6.38	11/1/2028
	64,700	-	$5.99	11/30/2028
	3,462	3,463	$20.21	7/6/2031
	6,884	13,766	$4.97	7/1/2032
	-	60,000	$14.17	6/6/2033

(1)
Represents range of exercise price and expiration dates as options were granted on different dates throughout their tenure.
(2)
Amounts in this column are calculated by multiplying the closing market price of the Company’s stock as of December 29, 2023 by the number of shares or units of stock awards.

Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded to each non-employee director who served on the Company’s Board of Directors during the fiscal year ended December 31, 2023 (in US dollars). The Company does not provide separate compensation to its executive directors, such as James Corbett, who served as the Company’s Chief Executive Officer for the fiscal year ended December 31, 2023.

	Fees earned in cash (1)	Stock awards (2)	Option awards (3)	Total
Non-Executive Directors
Lou Panaccio - Chairman	$123,983	$87,500	$23,203	$234,686
Jeremy Curnock Cook	89,164	87,500	23,203	199,867
Suzanne Crowe	84,580	87,500	23,203	195,283
Jan Stern Reed	100,417	87,500	23,203	211,120
Robert McNamara	70,836	234,499	63,773	369,108
Cary Vance	66,669	234,499	63,773	364,941
Total Non-Executive Directors	$535,649	$818,998	$220,358	$1,575,005

(1)
Amounts are composed of the following: $70,000 for fees as a Board Member, $35,000 for Chair of the Board, $20,000 for Audit Committee Chair, $15,000 for Compensation Committee Chair, $10,000 for Nominating and Corporate Governance Chair, $10,000 for Audit Committee Member, $7,500 for Compensation Committee Member, and $5,000 for Nominating and Corporate Governance Member.

(2)
Amounts in this column represent awards of RSUs with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The fair value determined at the date of grant in accordance with U.S. GAAP based on the closing price of our Common Stock on the applicable grant date. The vesting of these stock awards are service based and subject to continued participation as Board Members.

(3)
Amounts in this column represent awards of stock options with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Amounts in this column represent option awards issued to the individuals noted, based on the fair value determined at the date of grant in accordance with U.S. GAAP. The vesting of these option awards are service based and subject to continued participation as Board Members.

Proposal Nos. 3-8

APPROVAL OF THE GRANT OF OPTIONS AND RESTRICTED STOCK UNITS TO NON-EXECUTIVE DIRECTORS

Background

Proposal Nos. 3 – 8 (inclusive) seek the approval of stockholders under ASX Listing Rule 10.11 for the grant of both restricted stock units (“RSUs”) and options to acquire shares of Common Stock of the Company to the Company’s non-executive directors (“NED Securities”) in the value set out in Table 1 below.

An RSU is an unfunded and unsecured contractual entitlement to be issued or transferred a share of Common Stock in the Company on a future date (after the vesting of the relevant RSU entitlement). Each RSU on vesting will entitle the relevant non-executive director to be issued or transferred one fully paid share of Common Stock of the Company for no monetary consideration. Each option on vesting and payment of the applicable exercise price by the non-executive director (being the closing price of the Company’s shares of Common Stock on Nasdaq on the date of grant) will entitle the relevant non-executive director to be issued one fully paid share of Common Stock of the Company.

The Board engaged Compensia, an independent compensation advisory firm with a focus on technology and life sciences companies in the U.S., to complete a detailed review of the Company’s compensation arrangements for non-executive directors in fiscal year 2024. For analysis, Compensia developed a peer group of 18 U.S. based public companies of similar size, industry, revenue, and market cap, using a rules-based approach. This peer group will also be utilized by Compensia and the Company in the development of executive compensation for the Company. The grants of NED Securities in Proposal Nos. 3-8 are in line with the recommendations of Compensia after their review of the Company’s non-executive director compensation.

The Board is of the view that the grant of the NED Securities to the below named non-executive directors is a reasonable and appropriate method to provide cost effective remuneration to the relevant non-executive directors as the non-cash form of this remuneration will allow the Company to spend a greater proportion of its cash reserves on its operations than it would if alternative cash forms of remuneration were required to be provided to the relevant non-executive directors instead of the NED Securities.

Consistent with common U.S. company non-executive director annual equity remuneration practices as reported by Compensia, Table 1 below reflects awards proposed to be granted to each non-executive director for the fiscal year ending December 31, 2024 ("Annual Grants"). The material terms of the NED Securities are set out below under the heading “Material Terms of the NED Security Agreements”. Table 2 below provides illustrative examples only of the number of RSUs and options that may be granted to the non-executive directors based on a range of possible scenarios. It is important to note that the number of RSUs and options that will actually be granted under the Annual Grants will not, however, be known until the actual date of grant of the RSUs and options, which is likely to be the date of the Annual Meeting, as planned, or if quorum is not achieved and postponement is required to achieve quorum, then the date of the postponed Annual Meeting, if the proposed grants to the non-executive directors are approved at the Annual Meeting. 2

Table 1: NED Securities proposed to be granted as Annual Grants to each non-executive director:

Set out below are details of the NED Securities proposed to be granted to each relevant non-executive director if approved under Proposal Nos. 3, 4, 5, 6, 7, and 8 (as applicable).

Non-Executive Director	RSUs and Options to be Granted (1) (2)	Vesting Schedule
Lou Panaccio	• RSUs to acquire shares of Common Stock equal in value to $87,500 (as of the date of the grant)	• RSUs to vest 12 months from the grant date

	• Options to acquire shares of Common Stock equal in value to $37,500 (as of the date of the grant)	• Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Professor Suzanne Crowe	• RSUs to acquire shares of Common Stock equal in value to $87,500 (as of the date of the grant)	• RSUs to vest 12 months from the grant date

	• Options to acquire shares of Common Stock equal in value to $37,500 (as of the date of the grant)	• Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Jeremy Curnock Cook	• RSUs to acquire shares of Common Stock equal in value to $87,500 (as of the date of the grant)	• RSUs to vest 12 months from the grant date

	• Options to acquire shares of Common Stock equal in value to $37,500 (as of the date of the grant)	• Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Jan Stern Reed	• RSUs to acquire shares of Common Stock equal in value to $87,500 (as of the date of the grant)	• RSUs to vest 12 months from the grant date

	• Options to acquire shares of Common Stock equal in value to $37,500 (as of the date of the grant)	• Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Robert McNamara	• RSUs to acquire shares of Common Stock equal in value to $87,500 (as of the date of the grant)	• RSUs to vest 12 months from the grant date

	• Options to acquire shares of Common Stock equal in value to $37,500 (as of the date of the grant)	• Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Cary Vance	• RSUs to acquire shares of Common Stock equal in value to $87,500 (as of the date of the grant)	• RSUs to vest 12 months from the grant date

	• Options to acquire shares of Common Stock equal in value to $37,500 (as of the date of the grant)	• Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

(1)
Upon the vesting of an RSU award, the holder will be entitled to be issued or transferred the relevant number of shares of Common Stock of the Company without the payment of any cash or other form of consideration.

(2)
The exercise price payable for each share of Common Stock the subject of the option will be the closing price of the Company’s shares of Common Stock on Nasdaq on the date on which the options are granted which will be the date of the Annual Meeting as planned, or if quorum is not achieved and postponement is required to achieve quorum, then the date of the postponed Annual Meeting.

Calculation of the number of NED Securities to be granted under the Annual Grants

As noted above, it is proposed that, subject to stockholder approval at the Annual Meeting, each of the non-executive directors will be granted RSUs to acquire shares of Common Stock equal in value to $87,500 (as at the date of the grant) and options to acquire shares of Common Stock equal in value to $37,500 (as at the date of the grant).

The number of NED Securities to be granted to each of the non-executive directors under the Annual Grants on the date of the grant will be determined in accordance with the following formula:

In respect of the RSUs: R = A / B

where:

R	means the number of RSUs to be issued to the relevant non-executive director rounded down to the nearest whole RSU
A	means the amount of $87,500
B	means the closing price of the Company’s shares of Common Stock on Nasdaq on the date of grant of the RSUs

In respect of the options: O = X / Y

where:

O	means the number of options to be issued to the relevant non-executive director rounded down to the nearest whole option
X	means the amount of $37,500
Y	means the closing price of the Company’s shares of Common Stock on Nasdaq on the date of grant of the options

Table 2: Illustrative examples (only) of how the number of NED Securities under the Annual Grants will be calculated

Set out below are example calculations, for illustrative purposes (only), of how the number of NED Securities to be granted to the non-executive directors under the Annual Grants will be calculated by applying the above formula. These examples have been calculated by reference to the lowest closing price of the Company’s Common Stock and highest closing price of the Company’s Common Stock on Nasdaq over the six-month period ended February 29, 2024.

It is important that stockholders note that the below calculations are examples only and the number of NED Securities that will actually be granted to the non-executive directors under the Annual Grants will be calculated on the basis of the closing price of the Company’s shares of Common Stock on Nasdaq on the date on which the relevant non-executive director is granted their NED Securities under the Annual Grant, as planned, or if quorum is not achieved and postponement is required to achieve quorum, then the date of the postponed Annual Meeting. As a result, the number of NED Securities actually granted to each non-executive director under the Annual Grants may vary materially from the examples set out below.

Example 1 – Lowest closing price on Nasdaq over the six-month period to February 29, 2024:

If, by way of example, a non-executive director had been granted their NED Securities under the Annual Grants on the date of the lowest closing price of the Company’s Common Stock on Nasdaq over the six month period ended February 29, 2024, the number of NED Securities to be granted to the non-executive director under the Annual Grants would, by applying the abovementioned formulae, be as follows:

RSUs

•
A = $87,500
•
B = $9.29, being the lowest closing price of the Company’s Common Stock on Nasdaq over the six-month period to February 29, 2024
•
R = 9,418 RSUs to acquire 9,418 shares of Common Stock (being the result of dividing A by B)

Options

•
X = $37,500
•
Y = $9.29, being the lowest closing price of the Company’s Common Stock on Nasdaq over the six-month period to February 29, 2024
•
O = 4,036 options to acquire 4,036 shares of Common Stock (being the result of dividing X by Y) at an exercise price of $9.29 per option

Example 2 – Highest closing price on Nasdaq over the six-month period to February 29, 2024:

If, by way of example, a non-executive director had been granted their NED Securities under the Annual Grants on the date of the highest closing price of the Company’s Common Stock on Nasdaq over the six-month period to February 29, 2024, the number of NED Securities to be granted to that non-executive director under the Annual Grants would, by applying the abovementioned formula, be as follows:

RSUs

•
A = $87,500
•
B = $18.31, being the highest closing price of the Company’s Common Stock on Nasdaq over the six-month period to February 29, 2024
•
R = 4,778 RSUs to acquire 4,778 shares of Common Stock (being the result of dividing A by B)

Options

•
X = $37,500
•
Y = $18.31, being the highest closing price of the Company’s Common Stock on Nasdaq over the six-month period to February 29, 2024
•
O = 2,048 options to acquire 2,048 shares of Common Stock (being the result of dividing X by Y) at an exercise price of $18.31 per option.

If stockholder approval is obtained, the NED Securities proposed to be granted to each relevant non-executive director will be granted under and subject to the terms and conditions of a template RSU agreement (in respect of the RSUs) and a template option agreement (in respect of the options) to be entered into between the relevant non-executive director and the Company (“NED Security Agreements”), the terms of which are summarized below.

Each of Proposal Nos. 3 – 8 (inclusive) are separate proposals to be considered by stockholders independently. In addition, Proposal Nos. 3 – 8 (inclusive) are not interdependent proposals, meaning that the approval of one proposal will not impact the outcome of another proposal (e.g., if Proposal No. 4 is not approved, this does not impact the ability of Proposal No. 5 to be approved). Accordingly, if only some of Proposal Nos. 3 –8 are approved by stockholders, those proposals that are approved will remain valid even if certain of Proposal Nos. 3 – 8 are not approved by stockholders.

Those non-executive directors who have the grant of NED Securities to them approved pursuant to the relevant proposal will be entitled to be granted those NED Securities whereas those non-executive directors who do not have the grant of the relevant NED Securities to them approved will not be entitled to be granted those NED Securities.

ASX Listing Rule 10.11

The requirement to seek stockholder approval for the grant of the NED Securities is contained in ASX Listing Rule 10.11. ASX Listing Rule 10.11 provides that a company must not, subject to specified exceptions, issue or agree to issue any equity securities to a related party, which includes a director, without stockholder approval. If stockholder approval to any of Proposals Nos. 3 – 8 is received, approval of that Proposal is not required under ASX Listing Rule 7.1 and the subsequent issue of the shares of Common Stock the subject of the options and RSUs referred to in that Proposal will not be counted towards the Company’s 15% placement capacity restriction set out in ASX Listing Rule 7.1.

Reasons for the grant of the NED Securities

The Board has approved the proposed grant of the NED Securities in order to promote ownership in the Company by the non-executive directors and to align their interests with stockholders by linking part of their compensation to the long-term success of the Company and its financial performance. The provision of the NED Securities is an essential component of compensation for U.S. based non-executive directors of Nasdaq listed companies and the Board believes that the grant of the NED Securities should assist the Company in retaining members of the Board of Directors in an increasingly competitive environment for the recruitment and retention of non-executive directors.

As noted above, the Board is also of the view that the grant of the NED Securities to the abovementioned non-executive directors is a reasonable and appropriate method to provide cost effective remuneration to those non-executive directors as the non-cash form of this remuneration will allow the Company to spend a greater proportion of its cash reserves on its operations than it would if alternative cash forms of remuneration were required to be provided to those non-executive directors instead of the NED Securities.

Material terms of the NED Security Agreements

In addition to the value, vesting schedules and other terms of the NED securities noted in the tables above, the following is a summary of other material terms of the NED Security Agreements.

Option Agreements

a)
Grant Price: There is no consideration payable for the grant of the options.
b)
Exercise Price: As noted above, the exercise price payable for each share of Common Stock the subject of the option will be the closing price of the Company’s shares of Common Stock on Nasdaq on the date on which the option is granted.

c)
Method of payment of Exercise Price: Each non-executive director may pay the applicable exercise price by personal check (or readily available funds), wire transfer, cashier’s check or by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the Administrator under the Option Agreement. Under a cashless exercise, also known as a same-day sale, a broker facilitates the exercise of options by the grantee so that the grantee may exercise options without making an upfront purchase of shares. The grantee exercises the options, and then immediately sells enough shares of Common Stock to repay the broker and cover any associated costs with the transaction. The grantee then retains the net number of shares of Common Stock.
d)
Shares of Common Stock (and not CDIs) issued under a cashless exercise: Where a cashless exercise program is implemented, only shares of Common Stock (and not CDIs) may be issued to the non-executive director.
e)
Vesting Conditions: The relevant vesting conditions for the options (which are entirely time based) are set out in Table 1 above. Once an option has vested it may be exercised at any time during the option term applicable to it unless it otherwise lapses or is forfeited pursuant to the terms of the Option Agreement
f)
Option term: The options will expire at the close of business at the Company’s headquarters on the applicable expiration date (being 10 years from the grant date of the relevant option), unless the relevant Option Agreement terminates earlier in connection with the non-executive director no longer serving as a director of the Company or in the event of a change of control occurring with respect to the Company.
g)
Lapsing on cessation as a director: If a non-executive director ceases to be a director of the Company prior to the relevant expiration date of the option (other than for cause), the unvested portion of the director’s options will automatically expire on the director’s date of termination, and the vested portion of the director’s options will remain outstanding and exercisable for the following periods (unless otherwise determined by the Company’s Compensation Committee): (i) three months following termination for any reason other than cause, disability or death; (ii) six months following a termination due to disability; and (iii) 12 months following the date of the director’s death, if they die while serving as a director or during the period provided in (i) or (ii).

If a non-executive director ceases to be a director of the Company prior to the relevant expiration date of the option due to being terminated for cause, the option will terminate and be forfeited immediately upon the director’s termination, and the director will be prohibited from exercising any portion (including any vested portion) of the option on or after the date of termination. If the director’s service as a non-executive director of the Company is suspended pending an investigation as to whether the director will be terminated for cause, all of the director’s rights under the option, including the right to exercise any vested options, will be suspended during the investigation period.

h)
Subject to the ASX Listing Rules: While the Company is subject to the ASX Listing Rules, there are additional restrictions that will apply to each non-executive director under the terms of the relevant Option Agreement including, amongst other things, restrictions on the director’s ability as an option holder to participate in new issues of shares of Common Stock (where a new issue is offered to existing holders of the Company’s shares of Common Stock) where it relates to the shares of Common Stock the subject of the option and restrictions in relation to the amendment or modification of the terms of the options (unless such amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rule or by a waiver granted by the ASX).
i)
Adjustment of shares of Common Stock: If the number of the Company’s outstanding shares of Common Stock is changed or the value of the Company’s shares of Common Stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of Common Stock or type of security reserved for issuance and the exercise price and number and class of shares of Common Stock or type of security subject to the relevant option grant will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all Applicable Laws (as defined in the Option Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of Common Stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class, or type of shares of Common Stock or securities that are subject to the option grant or the exercise price and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to the option grant without any payment therefor.
j)
Minimum number of shares of Common Stock: The option granted to each non-executive director under the Option Agreement may be exercised on multiple occasions during the option term, however the Company may impose a minimum number of shares of Common Stock in respect of which the option may be exercised at any one time.

k)
Change in control: In the event that the Company is subject to a change of control (as that term is defined in the Option Agreement), any unvested portion of the relevant option outstanding as of immediately prior to the change in control will vest in full as of the change in control.

RSU Agreements

a)
Grant Price: There is no consideration payable for the grant of the RSUs.
b)
Vesting Conditions: The relevant vesting conditions for the RSUs (which are entirely time based) are set out in Table 1. The Company will issue or transfer to the non-executive director shares of Common Stock on or as soon as administratively practical (and within 20 business days in accordance with the terms of the RSU Agreement) following the relevant vesting date of the RSUs.
c)
Lapsing on cessation as a director: If a non-executive director’s continuous service as a non-executive director of the Company terminates for any reason, all unvested RSUs will be forfeited to the Company, and all rights of the non-executive director to such RSUs will immediately terminate without payment of any consideration to the non-executive director.
d)
Adjustment of shares of Common Stock: If the number of the Company’s outstanding shares of Common Stock is changed or the value of the Company’s shares of Common Stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of Common Stock or type of security reserved for issuance under an RSU will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all Applicable Laws (as defined in the RSU Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of Common Stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of Common Stock or securities that are subject to the RSU grant and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to RSU grants without any payment therefor.
e)
Change in control: In the event that the Company is subject to a change of control (as that term is defined in the RSU Agreement), any unvested portion of the relevant RSUs outstanding as of immediately prior to the change in control will vest in full as of the change in control.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain of the US federal income tax consequences of certain transactions under the NED Security Agreements based on US federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on Proposal Nos. 3-8 and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.

There are generally no US income tax consequences for the Company or the option holder upon the grant of a non-statutory stock option. In general, when a non-statutory stock option is exercised, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares of Common Stock acquired from exercising an option, the recipient will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares of Common Stock on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares of Common Stock for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

RSUs will not have US tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of Common Stock issued to them. Upon the sale of shares of Common Stock received in settlement of RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).

To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code of 1986, as amended (“Code”) and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information required under ASX Listing Rules 10.11 and 10.13

For the purposes of ASX Listing Rules 10.11 and 10.13, the following information is provided:

•
(ASX Listing Rule 10.13.1): The NED Securities are proposed to be granted to the Company’s non-executive directors, namely Mr. Lou Panaccio, Professor Suzanne Crowe, Mr. Jeremy Curnock Cook, Ms. Jan Stern Reed, Mr. Robert McNamara and Mr. Cary Vance.
•
(ASX Listing Rule 10.13.2): Each of Mr. Lou Panaccio, Professor Suzanne Crowe, Mr. Jeremy Curnock Cook, Ms. Jan Stern Reed, Mr. Robert McNamara and Mr. Cary Vance are directors of the Company, and therefore fall into the category under ASX Listing Rule 10.11.1.
•
(ASX Listing Rule 10.13.3): The class of securities to be issued to each relevant non-executive director is set out above. The number of NED Securities to be issued under the Annual Grants will be calculated on the date of grant in accordance with the formulae set out above.
•
(ASX Listing Rule 10.13.4): The securities proposed to be granted under Proposal Nos. 3 – 8 (inclusive) are the NED Securities, comprising RSUs and options to acquire fully paid shares of Common Stock. The material terms of the NED Securities are set out above.
•
(ASX Listing Rule 10.13.5): Any NED Securities to be granted to the relevant non-executive directors, if approved under Proposal Nos. 3 – 8, will be granted on the date of the Annual Meeting, as planned, or if quorum is not achieved and postponement is required to achieve quorum, then the date of the postponed Annual Meeting, if the proposed grants to the non-executive directors are approved at the Annual Meeting (and in any event, no later than one month after the date of the Annual Meeting).
•
(ASX Listing Rule 10.13.6): The Company will receive no form of consideration for the grant of the RSUs (or for the Common Stock to be issued or transferred upon the vesting of the RSUs) or the options, other than the continued provision of non-executive director services by the non-executive directors. In relation to the options, once vested, the relevant non-executive director will be required to pay the exercise price for the number of shares of Common Stock of the Company the subject of the options being exercised. The exercise price payable for each share of Common Stock to be issued under the option will be the closing price of the Company’s shares of Common Stock on Nasdaq on the date on which the option is granted. For example, if the option was granted on April 1, 2024, (United States), the exercise price for each share of Common Stock to be issued under the option would be $15.55, being the closing price of the Company’s shares of Common Stock on Nasdaq on April 1, 2024 (United States).
•
(ASX Listing Rule 10.13.7): As noted above, the purpose of the proposed grant of the NED Securities is to promote ownership in the Company by the non-executive directors and to align their interests with stockholders by linking part of their compensation to the long-term success of the Company and its financial performance.
•
(ASX Listing Rule 10.13.8): The details of each non-executive director’s current total remuneration package (in US dollars) is set out below.
•
(ASX Listing Rule 10.13.9): The NED Securities are proposed to be granted in accordance with the terms and conditions of the NED Security Agreements. The material terms of the NED Security Agreements are set out above.

Non-Executive Director’s Current Total Remuneration Table (as of December 31, 2023):

	Board Member	Board Chair	Audit Chair	Audit Committee	Compensation Chair	Compensation Committee	Nomination Chair	Nomination Committee	Total
Lou Panacio	$70,000	$35,000	$-	$10,000	$-	$7,500	$-	$1,667	$124,167
Professor Suzanne Crowe	70,000	-	-	-	3,125	5,625	1,667	4,167	84,583
Jeremy Curnock Cook	70,000	-	6,667	-	-	7,500	-	5,000	89,167
Jan Stern Reed	70,000	-	-	10,000	7,500	3,750	8,333	833	100,417
Robert McNamara	52,500	-	15,000	-	-	-	-	3,333	70,833
Cary Vance	52,500	-	-	6,667	5,000	2,500	-	-	66,667

Recommendations

The Board (other than Mr. Lou Panaccio, who abstains given his personal interest in Proposal No. 3) recommends that stockholders vote “FOR” Proposal No. 3.

The Board (other than Professor Suzanne Crowe, who abstains given her personal interest in Proposal No. 4) recommends that stockholders vote “FOR” Proposal No. 4.

The Board (other than Mr. Jeremy Curnock Cook, who abstains given his personal interest in Proposal No. 5) recommends that stockholders vote “FOR” Proposal No. 5.

The Board (other than Ms. Jan Stern Reed, who abstains given her personal interest in Proposal No. 6) recommends that stockholders vote “FOR” Proposal No. 6.

The Board (other than Mr. Robert McNamara) who abstains given his personal interest in Proposal No. 7) recommends that stockholders vote “FOR” Proposal No. 7.

The Board (other than Mr. Cary Vance, who abstains given his personal interest in Proposal No. 8) recommends that stockholders vote “FOR” Proposal No. 8.

As noted above, Proposal Nos. 3 – 8 (inclusive) are not interdependent proposals. Accordingly, if only some of Proposal Nos. 3 – 8 are approved by stockholders, those proposals that are approved will remain valid even if certain of Proposal Nos. 3 – 8 are not approved by stockholders. If this occurs, those non-executive directors who have the grant of any NED Securities to them approved will be granted those NED Securities. Those non-executive directors who do not have the grant of NED Securities to them approved will not be entitled to be granted those NED Securities.

Vote Required

Approval of each of Proposal Nos. 3 – 8 requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the relevant Proposal.

Abstentions will have the same effect as votes “AGAINST” Proposals Nos. 3 – 8.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of:

•
Proposal No. 3 by on or behalf of Mr. Panaccio and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 3 (except a benefit solely by reason of being a holder of the Company’s shares of Common Stock (or CDI(s))) or their associates;
•
Proposal No. 4 by or on behalf of Professor Crowe and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 4 (except a benefit solely by reason of being a holder of the Company’s shares of Common Stock (or CDI(s))) or their associates;
•
Proposal No. 5 by or on behalf of Mr. Curnock Cook and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 5 (except a benefit solely by reason of being a holder of the Company’s shares of Common Stock (or CDI(s))) or their associates;
•
Proposal No. 6 by or on behalf of Ms. Stern Reed and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 6 (except a benefit solely by reason of being a holder of the Company’s shares of Common Stock (or CDI(s))) or their associates;
•
Proposal No. 7 by or on behalf of Mr. Robert McNamara and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 7 (except a benefit solely by reason of being a holder of the Company’s shares of Common Stock (or CDI(s))) or their associates;
•
Proposal No. 8 by on or behalf of Mr. Cary Vance and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 8 (except a benefit solely by reason of being a holder of the Company’s shares of Common Stock (or CDI(s))) or their associates; and

however, the Company need not disregard a vote cast in favor of any of Proposals Nos. 3-8 by:

•
a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney to vote on the relevant Proposal in that way; or
•
the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or
•
a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
•
the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and
•
the holder votes on the relevant proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 9

APPROVAL OF THE GRANT OF OPTIONS TO MR. JAMES CORBETT, CHIEF EXECUTIVE OFFICER OF THE COMPANY

Background

Mr. James Corbett was appointed as the Company’s President and CEO effective as of September 28, 2022 (United States) / September 29, 2022 (Australia) (“Appointment Date”). Mr. Corbett entered into an employment agreement with the Company effective as of the Appointment Date (“Employment Agreement”), under which it was agreed that Mr. Corbett shall be eligible for annual equity grants. Pursuant to the foregoing, on January 3, 2024, the Board of Directors approved a grant of 350,000 options to acquire 350,000 shares of Common Stock of the Company ("CEO Options") to Mr. Corbett, with an effective grant date of January 3, 2024 ("Grant Date"), subject to the approval of the Company's stockholders under ASX Listing Rule 10.11.

Proposal No. 9 seeks the approval of stockholders under ASX Listing Rule 10.11 for the grant of the CEO Options to Mr. Corbett on the terms and conditions of an option agreement (“CEO Option Agreement”) to be entered into between Mr. Corbett and the Company, the proposed terms of which are set out below.

Each option on vesting and payment of the applicable exercise price by Mr. Corbett (being the closing price of the Company’s shares of Common Stock on Nasdaq on January 3, 2024, being the Grant Date) will entitle Mr. Corbett to be issued one fully paid share of Common Stock of the Company.

If stockholder approval is obtained, the CEO Options will be issued under and subject to the terms of the CEO Option Agreement, effective on the Grant Date. If stockholder approval is not obtained, the CEO Options will not be issued to Mr. Corbett.

ASX Listing Rule 10.11 and 10.12

The requirement to seek stockholder approval for the issue of the CEO Options is contained in ASX Listing Rule 10.11. ASX Listing Rule 10.11 provides that a company must not, subject to specified exceptions, issue or agree to issue any equity securities to a related party, which includes a director, without stockholder approval.

The exceptions to ASX Listing Rule 10.11 are set out in ASX Listing Rule 10.12. Relevantly, Exception 11 of ASX Listing Rule 10.12 provides that an agreement to issue securities that is conditional on the holders of the company’s ordinary securities approving the issue under ASX Listing Rule 10.11 before the issue is made is a permitted exception to ASX Listing Rule 10.11 (on the condition that the company does not issue the securities without obtaining such approval).

The Board approval to issue the CEO Options to Mr. Corbett under the Employment Agreement falls within Exception 11 of ASX Listing Rule 10.12, because under the terms of that agreement the issue of the CEO Options is subject to the Company obtaining stockholder approval. Accordingly, the Company must obtain stockholder approval for the issue of the CEO Options under ASX Listing Rule 10.11 and the Company must not issue the CEO Options without such stockholder approval.

If stockholder approval in relation to this Proposal No. 9 is received, approval is not required under ASX Listing Rule 7.1 and the subsequent issue of the shares of Common Stock the subject of the CEO Options will not be counted towards the Company’s 15% placement capacity restriction set out in ASX Listing Rule 7.1.

Reasons for the grant of the CEO Options

The Board approved the grant of the CEO Options to Mr. Corbett (subject to stockholder approval) in order to continue to incentivize Mr. Corbett in his CEO role with the Company, and to promote the alignment of Mr. Corbett’s interests with the Company’s stockholders.

Number of CEO Options and vesting conditions

Set out below are details of the CEO Options proposed to be issued to Mr. Corbett subject to approval by the stockholders under this Proposal No. 9.

Number of CEO Options to be issued	Vesting Terms (1)	Vesting Schedule
Options to acquire 350,000 shares of Common Stock.

Tenure based—the CEO Options will vest on an annual basis over three years in equal installments, subject to Mr. Corbett continuing to be employed with the Company. Upon vesting, the CEO Options may then be exercised (subject to the payment by Mr. Corbett of the exercise price) with an expiration date of ten years from the Grant Date

Year 1: On the first anniversary of the Grant Date 33.3% of the CEO Options will vest (being 166,667 CEO Options)

Year 2: On the second anniversary of the Grant Date 33.3% of the CEO Options will vest (being 166,667 CEO Options)

Year 3: On the third anniversary of the Grant Date 33.3% of the CEO Options will vest (being 166,666 CEO Options)

(1)
The exercise price payable for each share of Common Stock to be issued upon exercise of each CEO Option will be $12.64, the closing price of a share of Common Stock on Nasdaq on January 3, 2024, which will be the effective Grant Date of the CEO Options, subject to stockholder approval.

Material terms of the CEO Option Agreement

Set out below is a summary of the principal terms of the CEO Option Agreement.

a)
Grant Price: There is no consideration payable for the grant of the CEO Options.
b)
Exercise Price: as noted above, the exercise price payable for each share of Common Stock to be issued under each CEO Option will be $12.64, being the closing price of a share of Common Stock on Nasdaq on January 3, 2024, which will be the effective Grant Date of the CEO Options subject to stockholder approval.
c)
Method of payment of Exercise Price: Mr. Corbett may pay the applicable exercise price by personal check (or readily available funds), wire transfer, cashier’s check or by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the Administrator under the CEO Option Agreement. Under a cashless exercise, also known as a same-day sale, a broker would facilitate the exercise of CEO Options by Mr. Corbett so that he may exercise CEO Options without making an upfront purchase of shares. Mr. Corbett would exercise the CEO Options, and then immediately sell enough shares of Common Stock to repay the broker and cover any associated taxes and costs with the transaction. Mr. Corbett would then retain the net number of shares of Common Stock.
d)
Shares of Common Stock issued under a cashless exercise: Where a cashless exercise program is implemented, only shares of Common Stock may be issued to Mr. Corbett.
e)
Vesting Conditions: The relevant vesting conditions for the CEO Options are set out in the above table. Once a CEO Option has vested it may be exercised at any time during the option term applicable to it unless it otherwise lapses or is forfeited pursuant to the terms of the CEO Option Agreement.
f)
Option term: The CEO Options will expire at the close of business at the Company’s headquarters on the applicable expiration date (being 10 years from the Grant Date of the CEO Options), unless the CEO Option Agreement terminates earlier in connection with Mr. Corbett no longer serving as an employee of the Company or in the event of a change of control.
g)
Lapsing on cessation as CEO: If Mr. Corbett ceases to be an employee of the Company prior to the relevant expiration date of the CEO Options (other than for cause), the unvested portion of Mr. Corbett’s CEO Options will automatically expire on the date that Mr. Corbett ceases to be an employee the Company, and the vested portion of Mr. Corbett’s CEO Options will remain outstanding and exercisable for the following periods (unless otherwise determined by the Company’s Compensation Committee): (i) three months following termination for any reason other than cause, disability or death; (ii) six months following a termination due to disability; and (iii) 12 months following the date of Mr. Corbett’s death, if he dies while an employee of the Company or during the period provided in (i) or (ii).

If Mr. Corbett ceases to be an employee of the Company prior to the relevant expiration date of the CEO Options due to being terminated for cause, the CEO Options will terminate and be forfeited immediately upon Mr. Corbett’s termination, and Mr. Corbett will be prohibited from exercising any portion (including any vested portion) of the CEO Options on or after the date of termination. If Mr. Corbett’s employment with the Company is suspended pending an investigation as to whether he will be terminated for cause, all of Mr. Corbett’s rights under the CEO Options, including the right to exercise any vested CEO Options, will be suspended during the investigation period.

h)
Subject to the ASX Listing Rules: While the Company is subject to the ASX Listing Rules, there are additional restrictions that will apply to Mr. Corbett under the terms of the CEO Option Agreement including, amongst other things, restrictions on Mr. Corbett’s ability as an option holder to participate in new issues of shares of Common Stock (where a new issue is offered to existing holders of the Company’s shares of Common Stock) where it relates to the shares of Common Stock the subject of the CEO Option and restrictions in relation to the amendment or modification of the terms of the CEO Options (unless such amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rule or by a waiver granted by the ASX).
i)
Adjustment of shares of Common Stock: If the number of the Company’s outstanding shares of Common Stock is changed or the value of the Company’s shares of Common Stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of Common Stock or type of security reserved for issuance and the exercise price and number and class of shares of Common Stock or type of security subject to the CEO Options grant will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all Applicable Laws (as defined in the CEO Option Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of Common Stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of Common Stock or securities that are subject to the CEO Options grant or the exercise price and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to the option grant without any payment therefore.
j)
Minimum number of shares of Common Stock: The CEO Options to be granted to Mr. Corbett under the CEO Option Agreement may be exercised on multiple occasions during the option term, however the Company may impose a minimum number of shares of Common Stock in respect of which the CEO Options may be exercised at any one time.
k)
Change in control: In the event that the Company is subject to a change of control (as that term is defined in the CEO Option Agreement), any unvested portion of the relevant CEO Options outstanding as of immediately prior to the change in control will vest in full as of the change in control.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain of the US federal income tax consequences of certain transactions under the CEO Option Agreement based on US federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal No. 9 and not for the award grantee, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.

There are generally no US income tax consequences for the Company or the option holder upon the grant of a non-statutory stock option. In general, when a non-statutory stock option is exercised, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares of Common Stock acquired from exercising an option, the recipient will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares of Common Stock on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares of Common Stock for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information required under ASX Listing Rules 10.11 and 10.13

For the purposes of ASX Listing Rules 10.11 and 10.13, the following information is provided:

•
(ASX Listing Rule 10.13.1): The CEO Options are proposed to be issued to Mr. James Corbett, the Company’s President and CEO.
•
(ASX Listing Rule 10.13.2): Mr. Corbett is a director of the Company and therefore falls into the category under ASX Listing Rule 10.11.1.
•
(ASX Listing Rule 10.13.3): The number and class of securities to be issued to Mr. Corbett are set out above.
•
(ASX Listing Rule 10.13.4): The securities issued are options to acquire fully paid shares of Common Stock. The material terms of the CEO Options are set out above.

•
(ASX Listing Rule 10.13.5): If approved under this Proposal No. 9, the CEO Options will be issued on the date of the Annual Meeting as planned, or if quorum is not achieved and postponement is required to achieve quorum, then the date of the postponed Annual Meeting (and in any event, no later than one month after the date of the Annual Meeting), but vesting of the CEO Options will commence on the Grant Date.
•
(ASX Listing Rule 10.13.6): The Company will not receive any form of consideration for the grant of the CEO Options, other than the continued provision of employment and director services by Mr. Corbett. Once vested, Mr. Corbett will be required to pay the exercise price for the number of shares of Common Stock of the Company being exercised. The exercise price payable for each share of Common Stock to be issued upon exercise of each CEO Option will be $12.64, being the closing price of a share of Common Stock on the Grant Date.
•
(ASX Listing Rule 10.13.7): The purpose of the issue of the CEO Options is set out above.
•
(ASX Listing Rule 10.13.8): Details of Mr. Corbett’s current total remuneration package is set out below.
•
Base Salary: Mr. Corbett is paid an annualized base salary of $625,000 in periodic installments, in accordance with the Company’s customary payroll practices, subject to annual review by the Compensation Committee of the Board of Directors.
•
Annual Bonus: For each completed fiscal year, Mr. Corbett is eligible to receive an annual bonus. Mr. Corbett’s target bonus opportunity is equal to 80% of base salary, based on the achievement of Mr. Corbett’s and the Company’s performance goals established by the Board of Directors; provided that, depending on the results, Mr. Corbett’s annual bonus may be lower or higher than the target amount with a maximum bonus opportunity of 150% of base salary, as determined by the Board of Directors.
•
(ASX Listing Rule 10.13.9): The CEO Options are proposed to be issued in accordance with the terms and conditions of the CEO Option Agreement. The material terms of the CEO Option Agreement are set out above.

Recommendation

The Board (other than Mr. Corbett, who abstains given his personal interest in Proposal No. 9) recommends that stockholders vote “FOR” Proposal No. 9.

If this Proposal No. 9 is approved by stockholders, the CEO Options will be granted under and subject to the terms of the CEO Option Agreement. If this Proposal No. 9 is not approved by stockholders, the CEO Options will not be issued to Mr. Corbett.

Vote Required

Approval of this Proposal No. 9 requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 9.

Abstentions will have the same effect as votes “AGAINST” Proposals No. 9.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal No. 9 by on or behalf of Mr. Corbett and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 9 (except a benefit solely by reason of being a holder of the Company’s shares of Common Stock (or CDI(s)) or their associates, however, the Company need not disregard a vote cast in favor of Proposal No. 9 by:

•
a person as proxy or attorney for a person who is entitled to vote on Proposal No. 9, in accordance with directions given to the proxy or attorney to vote on Proposal No. 9 in that way; or
•
the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on Proposal No. 9, in accordance with a direction given to the chair to vote on Proposal No. 9 as the chair decides; or
•
a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
•
the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal No. 9; and
•
the holder votes on Proposal No.9 in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal 10

SAY ON PAY

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT UNDER “EXECUTIVE COMPENSATION”

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides stockholders with the opportunity to vote, on an advisory basis, to approve the Company’s compensation policies. The Board of Directors believes that the Company’s compensation policies and procedures are aligned with the long-term interests of stockholders. As described in detail under the Executive Compensation discussion section in the Annual Report on Form 10-K, which was filed with the SEC and ASX on February 22, 2024 (United States)/February 23, 2024 (Australia) (“Form 10-K”) and provided along with this Proxy Statement, the Company believe that its compensation program is designed to support the Company’s long-term business strategies and creation of stockholder value by emphasizing long-term alignment with stockholders and pay-for-performance. You are encouraged to read the Executive Compensation discussion contained herein for additional details on the Company’s executive compensation, including its philosophy and objectives and the 2024 compensation of its named executive officers. This non-binding advisory “say-on-pay” vote gives you as a stockholder the opportunity to endorse the Company’s executive compensation program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion, compensation tables and narrative discussion contained in the Company’s Annual Report on Form 10-K and this Proxy Statement is hereby APPROVED.”

As an advisory vote, this Proposal is non-binding. However, the Board of Directors and the Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when making future compensation decisions for the named executive officers. The Company submits a “say-on-pay” proposal to stockholders on an annual basis.

The Board of Directors recommends a vote “FOR” the advisory approval of the compensation of the Company’s named executive officers as disclosed in the Company’s Annual Report on Form 10-K and herein under the heading Executive Compensation.

Vote Required

Non-binding, advisory approval of the advisory proposal on the compensation of our named executive officers as disclosed in the Executive Compensation discussion section in the Form 10-K and in this Proxy Statement requires the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as votes “AGAINST” this Proposal, whereas “broker non-votes” will not be counted for the purposes of determining whether this advisory proposal has been approved.

The Board recommends a vote “FOR” the approval on an advisory basis of the compensation of the Company’s named executive officers.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the meeting. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his or her best judgment.

ANNUAL REPORT

The Company’s annual report to stockholders concerning its operations during the year ended December 31, 2023, including audited financial statements, is available at the Company’s website at www.avitamedical.com and is also available at the SEC’s website at www.sec.gov. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023 TO EACH STOCKHOLDER OF RECORD, TO EACH HOLDER OF CDIS OR TO EACH STOCKHOLDER WHO OWNED THE COMPANY’S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON APRIL 11, 2024, AT 1:00 P.M. (PACIFIC DAYLIGHT TIME) (BEING APRIL 12, 2024, AT 6:00 A.M. AEST). ANY REQUEST BY A STOCKHOLDER OR CDI HOLDER FOR THE COMPANY’S ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO INVESTOR RELATIONS AT AVITA MEDICAL, INC., 28159 AVENUE STANFORD, SUITE 220, VALENCIA, CALIFORNIA 91355.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be presented at next year’s Annual Meeting of Stockholders must be submitted in writing to the Company’s Secretary at AVITA Medical, Inc., 28159 Avenue Stanford, Suite 220, Valencia, California 91355 no later than December 24, 2024 for inclusion in the Company’s proxy statement and form of proxy for that meeting, in addition to satisfying the foregoing requirements under the Bylaws.

Notice of any director nomination or other proposal that you intend to present at the 2025 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2025 annual meeting of stockholders, must be delivered to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355 no earlier than the close of business on February 6, 2025 and not later than the close of business on March 8, 2025. In addition, your notice must set forth the information required by the Bylaws with respect to each director nomination or other proposal that you intend to present at the 2025 annual meeting of stockholders. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide timely notice by the same deadline disclosed in the previous sentence and include in the notice the information required by Rule 14a-19(b) under the Exchange Act.

The proxy solicited by the Company for the 2025 Annual Meeting of Stockholders will confer discretionary authority on the Company’s proxies to vote on any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to March 9, 2025 (or a reasonable time before the Company begins to send its proxy materials).

This section is subject to and qualified entirely by the requirements for stockholder proposals set forth in the Company’s Bylaws. A copy of the Company’s Amended and Restated Bylaws is available upon written request to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or 1% of the average of the Company’s total assets as of the end of the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons. Since July 1, 2020, the Company has not participated in any such related party transaction.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act requires the Company’s directors and certain of its executive officers and persons who beneficially own more than 10% of the Company’s common shares to file reports of and changes in ownership with the SEC. Based solely on the Company’s review of copies of SEC filings it has received or filed, the Company believes that each of its directors, executive officers, and beneficial owners of more than 10% of the shares satisfied the Section 16(a) filing requirements during the year ended December 31, 2023, except for a late Form 4 filed on September 8, 2023 by Donna Shiroma reporting the sale of Common Stock in connection with a vesting of restricted stock unit awards.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly, and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements, or other information that the Company files at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. The Company’s public filings are also available from commercial document retrieval services and at the SEC’s website located at http://www.sec.gov.

Copies of announcements made by the Company to the ASX are available on ASX’s website (www.asx.com.au).

STOCKHOLDERS AND CDI HOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES (INCLUDING SHARES REPRESENTED BY CDIS) AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 23, 2024.

STOCKHOLDERS AND CDI HOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors,

/s/ Donna Shiroma
Donna Shiroma
General Counsel and Secretary

AVITA MEDICAL

VOTE

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Your vote matters – here's how to vote!

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2024 Annual Meeting of Shareholders Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 10.

1. To elect seven directors to serve for a one-year term or until their respective successors have been duly elected and qualified;

	For	Withhold		For	Withhold
01 - Lou Panaccio	☐	☐	05 - Jan Stern Reed	☐	☐
02 - James Corbett	☐	☐	06 - Robert McNamara	☐	☐
03 - Jeremy Curnock Cook	☐	☐	07 - Cary Vance	☐	☐
04 - Professor Suzanne Crowe	☐	☐			

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03Y3VD

Proxy — AVITA Medical, Inc.

Notice of 2024 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting of Shareholders — June 5, 2024

Lou Panaccio, Chairman of the Board, and Donna Shiroma, General Counsel, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess, at the Annual Meeting of Shareholders of AVITA Medical, Inc. to be held at 3:00 p.m. (Pacific Daylight Time) on June 5, 2024 via the internet or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 – 10.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Additional items to be voted appear on reverse side)

The 2024 Annual Meeting of Shareholders of AVITA Medical, Inc. will be held on June 5, 2024 3:00pm (Pacific Daylight Time), virtually via the internet at meetnow.global/MKRAKJK.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: http://www.edocumentview.com/RCEL

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/RCEL

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

AVITA MEDICAL, INC.
ARBN 641 288 155

Need assistance?

Phone:
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

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YOUR VOTE IS IMPORTANT

For your vote to be effective it must be received by **9:00am (AEST) on Thursday, 30 May 2024.**

CDI Voting Instruction Form

How to Vote on Items of Business

Five (5) CHESS Depositary Interests (CDIs) are equivalent to one (1) share of AVITA Medical, Inc. ("Company") Common Stock, so that every 5 (five) CDIs registered in your name at Close of Business on Thursday, 11 April 2024 (AEST) entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd ("CDN"), which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.

INSTRUCTING CDN TO DIRECT YOUR VOTE

To instruct CDN to vote the Common Stock underlying your CDIs, you may do so by placing a cross in the box at Step 1, Box A on the following page and then placing a mark in one of the boxes opposite each Resolution. The Common Stock underlying your CDIs will be voted in accordance with such a direction. If you mark more than one box on a Resolution, your vote on that Resolution will be invalid.

If you sign and return the CDI Voting Instruction Form and cross the box to instruct CDN to vote at Step 1, Box A, but do not indicate next to a Resolution how your votes are to be directed, the Common Stock represented by your CDIs will not be voted on that Resolution.

If a CDI Voting Instruction Form has been returned validly signed and with a completed direction as to how the votes are to be cast, but without an indication as to whether CDN or another proxy is appointed, CDN will be deemed to have received an instruction to direct its appointed proxy to cast the votes accordingly.

INSTRUCTING CDN TO NOMINATE A PROXY

If you wish to appoint yourself as CDN's proxy to attend the Annual Meeting in person, or to appoint the Chair of the Annual Meeting or another person as CDN's proxy, you need to fill in the name of the person who is to be appointed as proxy in the box at Step 1, Box B or mark next to the box to appoint the Chair.

SIGNING INSTRUCTIONS FOR POSTAL FORMS

Individual: Where the holding is in one name, the securityholder must sign.

Joint Holding: Where the holding is in more than one name, all of the securityholders should sign.

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable.

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☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with 'X') should advise your broker of any changes.

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CDI Voting Instruction Form

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Step 1 CHESS Depositary Nominees Pty Ltd will vote as directed

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Voting Instructions to CHESS Depositary Nominees Pty Ltd

At the Annual Meeting of AVITA Medical, Inc. ("the Company") to be held virtually via the internet at meetnow.global/MKRAKJK on Thursday, June 6, 2024 at 8:00 am AEST (Wednesday, June 5, 2024 at 3:00 pm PDT), and at any adjournment of that meeting, I/We being a holder of CHESS Depositary Interests of AVITA Medical, Inc. ("the Company"), hereby:

Please mark box A **OR** B with an 'X'

A ☐ direct CHESS Depositary Nominees Pty Ltd (CDN) to appoint the Chairman of the Meeting to vote on my/our behalf with respect to the Resolutions below in the manner instructed in Step 2 below to attend and vote the shares underlying my/our holding

OR

B ☐ direct CDN to appoint the following person to vote on my/our behalf with respect to the Resolutions below in the manner instructed in Step 2 below to attend and vote the shares underlying my/our holding.

If you instruct CDN to direct a Proxy to vote and do not mark either the "FOR", "AGAINST" or "ABSTAIN" box, your vote will not be counted as a vote cast.

Step 2 Items of Business

1. To elect seven directors to serve for a one-year term or until their respective successors have been duly elected and qualified

Director	For	Abstain
01 Lou Panaccio	☐	☐
02 James Corbett	☐	☐
03 Jeremy Curnock Cook	☐	☐
04 Professor Suzanne Crowe	☐	☐
05 Jan Stern Reed	☐	☐
06 Robert McNamara	☐	☐
07 Cary Vance	☐	☐

Step 3 Signature of Securityholder(s)

This section must be completed.

Individual or Securityholder 1	Securityholder 2	Securityholder 3	
			/ /
Sole Director & Sole Company Secretary	Director	Director/Company Secretary	Date

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